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                                 Loan Agreement,
              MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT


                                     BETWEEN


                            ENVIROTEST SYSTEMS CORP.
                                    Mortgagor



                                       AND


                      INDIANA DEVELOPMENT FINANCE AUTHORITY
                                    Mortgagee


                        FIRST MORTGAGE NOTE, SERIES 1996


                            Dated as of June 1, 1996















     Certain of the rights of the Issuer hereunder have been assigned to Old National Trust Company, as Trustee under a Trust Indenture dated as of the date hereof, from the Issuer.

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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I.      DEFINITIONS AND EXHIBITS . . . . . . . . . . . . . . . . . .  5

     Section 1.1.   Terms Defined  . . . . . . . . . . . . . . . . . . . . .  5
     Section 1.2.   Rules of Interpretation. . . . . . . . . . . . . . . . . 11
     Section 1.3.   Exhibits . . . . . . . . . . . . . . . . . . . . . . . . 12

ARTICLE II.     REPRESENTATIONS; LOAN OF SERIES 1996 BOND PROCEEDS . . . . . 13

     Section 2.1.   Representations by Issuer. . . . . . . . . . . . . . . . 13
     Section 2.2.   Representations by Company . . . . . . . . . . . . . . . 13
     Section 2.3.   Loan of Series 1996 Bonds Proceeds by Issuer . . . . . . 15

ARTICLE III.   PARTICULAR COVENANTS OF THE COMPANY . . . . . . . . . . . . . 16

     Section 3.1.   Consent to Assignments to Trustee. . . . . . . . . . . . 16
     Section 3.2.   The Loan; Loan Payments  . . . . . . . . . . . . . . . . 16
     Section 3.3.   Maintenance of Lien; Recording . . . . . . . . . . . . . 18
     Section 3.4.   Further Assurances; After-acquired Property. . . . . . . 19
     Section 3.5.   Corporate Existence  . . . . . . . . . . . . . . . . . . 19
     Section 3.6.   Financial Reporting  . . . . . . . . . . . . . . . . . . 20
     Section 3.7.   Taxes, Charges and Assessments . . . . . . . . . . . . . 21
     Section 3.8.   Liens  . . . . . . . . . . . . . . . . . . . . . . . . . 22
     Section 3.9.   Compliance with Orders, Ordinances, Etc. . . . . . . . . 22
     Section 3.10.  Permitted Contests; Waiver by Requisite Bondholders. .   22
     Section 3.11.  Repairs, Maintenance and Alterations . . . . . . . . . . 23
     Section 3.12.  Company Duties Under Indenture . . . . . . . . . . . . . 23
     Section 3.13.  Insurance  . . . . . . . . . . . . . . . . . . . . . . . 23
     Section 3.14.  Trustee's Right to Perform Company's Covenants; Advances 24
     Section 3.15.  Indemnity  . . . . . . . . . . . . . . . . . . . . . . . 25
     Section 3.16.  Issuance of Substitute Notes . . . . . . . . . . . . . . 26
     Section 3.17.  Payment of Expenses of Issuance of Series 1996 Bonds . . 26
     Section 3.18.  Mortgagee Title Insurance Policy . . . . . . . . . . . . 26
     Section 3.19.  Funding of Indenture Funds; Investments  . . . . . . . . 27
     Section 3.20.  Other Amounts Payable by the Company . . . . . . . . . . 27
     Section 3.21.  Leased Mortgage Property . . . . . . . . . . . . . . . . 27
     Section 3.22.  Completion of Project  . . . . . . . . . . . . . . . . . 28
     Section 3.23.  Sale, Substitution, or Lease of Mortgaged Property . . . 29
     Section 3.24.  Substitution and Removal of Equipment  . . . . . . . . . 30
     Section 3.25.  Right of Access to the Mortgaged Property  . . . . . . . 31
     Section 3.26.  [Reserved] . . . . . . . . . . . . . . . . . . . . . . . 31

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     Section 3.27.  [Reserved] . . . . . . . . . . . . . . . . . . . . . . . 31
     Section 3.28.  Security Agreement . . . . . . . . . . . . . . . . . . . 31
     Section 3.29.  Balance in the Debt Service Reserve Fund . . . . . . . . 33
     Section 3.30.  Reimbursement of Issuer  . . . . . . . . . . . . . . . . 34
     Section 3.31.  Maintenance of Licenses and Permits  . . . . . . . . . . 34
     Section 3.32.  Notices of Disputes, Defaults and Other Matters  . . . . 34
     Section 3.33.  Hazardous Substances . . . . . . . . . . . . . . . . . . 35
     Section 3.34.  Amendments to IDEM Contract  . . . . . . . . . . . . . . 36

ARTICLE IV.   DAMAGE, CONDEMNATION, AND LOSS OF TITLE. . . . . . . . . . . . 37

     Section 4.1.   Damage . . . . . . . . . . . . . . . . . . . . . . . . . 37
     Section 4.2.   Other Provisions with Respect to Net Proceeds. . . . . . 38
     Section 4.3.   Insufficiency of Net Proceeds. . . . . . . . . . . . . . 38
     Section 4.4.   Excess Net Proceeds. . . . . . . . . . . . . . . . . . . 38

ARTICLE V.   PREPAYMENT OF SERIES 1996 NOTE  . . . . . . . . . . . . . . . . 39

     Section 5.1.   Optional Prepayment. . . . . . . . . . . . . . . . . . . 39
     Section 5.2.   Mandatory Prepayment . . . . . . . . . . . . . . . . . . 39
     Section 5.3.   Notice of Prepayment . . . . . . . . . . . . . . . . . . 40

ARTICLE VI.   ACQUISITION OF PROJECT SITES AND EQUIPMENT . . . . . . . . . . 41

     Section 6.1.   Acquisition of Project Sites and Equipment . . . . . . . 41
     Section 6.2.   Amendments to Loan Agreement . . . . . . . . . . . . . . 41

ARTICLE VII.   EVENTS OF DEFAULT AND REMEDIES THEREFOR . . . . . . . . . . . 42

     Section 7.1.   Events of Default. . . . . . . . . . . . . . . . . . . . 42
     Section 7.2.   Foreclosure and Sale of Mortgaged Property . . . . . . . 44
     Section 7.3.   Sale a Bar . . . . . . . . . . . . . . . . . . . . . . . 45
     Section 7.4.   Receipt Sufficient Discharge for Purchaser . . . . . . . 45
     Section 7.5.   Sale to Accelerate Notes . . . . . . . . . . . . . . . . 45
     Section 7.6.   Application of Proceeds of Sale  . . . . . . . . . . . . 45
     Section 7.7.   Payment of Defaulted Amounts on Demand of Trustee  . . . 46
     Section 7.8.   Trustee May Enforce Demand . . . . . . . . . . . . . . . 46
     Section 7.9.   Trustee Entitled to Appointment of Receiver. . . . . . . 47
     Section 7.10.  Remedies Cumulative. . . . . . . . . . . . . . . . . . . 47
     Section 7.11.  Delay or Omission Not a Waiver . . . . . . . . . . . . . 48
     Section 7.12.  Waiver of Extension, Appraisement or Stay Laws . . . . . 48
     Section 7.13.  Remedies Subject to Provisions of Law. . . . . . . . . . 48
     Section 7.14.  Remedies Under Uniform Commercial Code . . . . . . . . . 48

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ARTICLE VIII.   IMMUNITY . . . . . . . . . . . . . . . . . . . . . . . . . . 49

     Section 8.1.   Immunity . . . . . . . . . . . . . . . . . . . . . . . . 49
     Section 8.2.   Liability of Issuer. . . . . . . . . . . . . . . . . . . 49

ARTICLE IX.   SUPPLEMENTS AND AMENDMENTS TO THIS LOAN AGREEMENT. . . . . . . 50

     Section 9.1.   Supplements and Amendments to this Loan Agreement. . . . 50

ARTICLE X.      MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . . . . 51

     Section 10.1.  Loan Agreement for Benefit of Parties Hereto . . . . . . 51
     Section 10.2.  Severability . . . . . . . . . . . . . . . . . . . . . . 51
     Section 10.3.  Limitation on Interest . . . . . . . . . . . . . . . . . 51
     Section 10.4.  Addresses for Notice and Demands . . . . . . . . . . . . 51
     Section 10.5.  Successors and Assigns . . . . . . . . . . . . . . . . . 52
     Section 10.6.  Counterparts . . . . . . . . . . . . . . . . . . . . . . 52
     Section 10.7.  Governing Law  . . . . . . . . . . . . . . . . . . . . . 52
     Section 10.8.  Company's Option Upon IDEM Termination Event . . . . . . 52
     Section 10.9.  Issuer Procedures  . . . . . . . . . . . . . . . . . . . 56

EXHIBIT A THE INDUSTRIAL DEVELOPMENT FACILITIES. . . . . . . . . . . . . . . 61

EXHIBIT B FIRST MORTGAGE NOTE, SERIES 1996 . . . . . . . . . . . . . . . . . 63

EXHIBIT C FORM OF AMENDMENT TO Loan Agreement. . . . . . . . . . . . . . . . 67

EXHIBIT D FORM OF AMENDMENT. . . . . . . . . . . . . . . . . . . . . . . . . 72

SCHEDULE I  DESCRIPTION OF PENDING OR ThREATENED LITIGATION
            AGAINST COMPANY. . . . . . . . . . . . . . . . . . . . . . . . . 78

SCHEDULE II   PERMITTED ENCUMBRANCES . . . . . . . . . . . . . . . . . . . . 79

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                  Loan Agreement, MORTGAGE, SECURITY AGREEMENT
                             AND FINANCING STATEMENT


     This is a Loan Agreement, MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT, dated as of June 1, 1996 (herein referred to sometimes as "this Loan Agreement" or "this Mortgage") between ENVIROTEST SYSTEMS CORP., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"), and the INDIANA DEVELOPMENT FINANCE AUTHORITY (the "Issuer"), a body corporate and politic duly organized and validly existing under the laws of the State of Indiana.

                              PRELIMINARY STATEMENT

     The Indiana Code, Title 4, Article 4, Chapters 10.9 and 11 (collectively the "Act"), has been enacted by the Indiana General Assembly.

     The Act provides that the Issuer is authorized to issue bonds and loan the proceeds thereof for the purpose of financing the costs of acquisition, construction, or installation of industrial development projects, including land, machinery, equipment, or any combination thereof, for the public purpose of promoting opportunities for gainful employment and business opportunities which will be of public benefit to the health, safety, morals, and general welfare of the State of Indiana and its citizens.

     The Issuer intends to issue its Taxable Economic Development Revenue Bonds, Series 1996 (Envirotest Systems Corp. Project) in the aggregate principal amount of $14,345,000 (the "Series 1996 Bonds") pursuant to the Trust Indenture dated as of June l, 1996 (the "Indenture") between the Issuer and Old National Trust Company, as Trustee (the "Trustee"), and intends to lend the proceeds of the Series 1996 Bonds pursuant to the provisions of this Loan Agreement to the Company to finance an industrial development project (as deemed in the Act).

     This Loan Agreement provides for the repayment by the Company of the loan of the proceeds of the Series 1996 Bonds and further provides (i) for the Company's repayment obligation to be evidenced by the Company's First Mortgage Note, Series 1996 (the "Series 1996 Note") in substantially the form attached hereto as "Exhibit B," and (ii) for such loan and the Series 1996 Note to be secured by the mortgage and security interest herein provided.

     Pursuant to the Indenture, the Issuer will pledge and assign the Series 1996 Note and assign certain of its rights under this Loan Agreement as security for the Series 1996 Bonds. The Series 1996 Bonds issued under the Indenture will be payable out of (i) the payments to be made by the Company on the Series 1996 Note and any other Notes issued hereunder or (ii) Bond proceeds and other proceeds required to be deposited in the Redemption Account as deemed in the Indenture.

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                                GRANTING CLAUSES

     In consideration of the premises, the loan of the proceeds of the Series 1996 Bonds to be made by the Issuer, the acceptance of the Series 1996 Note by the Issuer, and of other good and valuable consideration, the receipt whereof is hereby acknowledged, and in order to secure the payment of the principal of, premium, if any, and interest payable on the Series 1996 Note and any notes issued in substitution therefor (herein collectively referred to as the "Notes") and the performance of all the covenants of the Company contained herein, the Company has executed and delivered this Loan Agreement and by these presents does assign, grant, mortgage and warrant and grant a security interest in, to the Issuer and its successors and assigns forever, all the Company's right, title and interest in, to and under any and all of the following described property whether now owned or existing or hereafter acquired or arising (herein called the "Mortgaged Property"):

                                   DIVISION I

     The right, title and interest in the land described in Exhibit A hereto and in all supplements and additions hereto, together with the entire interest (whether now owned or hereafter acquired) in and to said land and the entire interest of the Company in and to all buildings, structures, improvements and appurtenances now standing, or at any time hereafter constructed or placed, upon such land, including all right, title and interest of the Company, if any, in and to all building material, building equipment and fixtures permanently affixed to the real estate of every kind and nature whatsoever on said land or in any building, structure or improvement now or hereafter standing on said land, including without limiting the generality of the foregoing engines, pumps, dynamos, generators, furnaces, heating equipment, fans, air conditioning equipment, ventilating equipment, refrigerating equipment, cleaning equipment, power equipment, incinerators, plumbing, machinery, appliances, apparatus, devices, hot water heaters, water softeners, electrical fixtures, gas fixtures, light fixtures, windows, doors, storm doors, overhead doors, storm windows, screen doors, screen windows, loading docks and wells, platforms, awnings, television and radio masts and antennae, mail boxes, door openers and controls, sprinklers, alarm systems, flooring, suspended ceilings, grills, and landscaping, built-in equipment, shelves, lofts, outdoor lighting, fences, gates, weather vanes, septic tanks and systems, elevators, if any, and the reversion or reversions, remainder or remainders, in and to said land, and together with the entire interest of the Company in and to all and singular the tenements, hereditament, easements, rights-of-way, rights, privileges and appurtenances to said land, belonging or in any wise appealing thereto, including without limitation the entire right, title and interest of the Company in, to and under any streets, ways, alleys, gores or strips of land adjoining said land, and all claims or demands whatsoever of the Company either in law or in equity, in possession or expectancy of, in and to said land, it being the intention of the parties hereto that, so far as may be permitted by law, all property of the character hereinabove described, which is now owned or is hereafter acquired by the Company and is permanently affixed or attached to said land, shall be and remain or become and constitute a portion of said land and the security covered by and subject to the lien of this Mortgage, and, subject to the

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terms and conditions of this Mortgage, together with all rents, income, revenues, issues and profits thereof;

                                   DIVISION II

     All machinery, equipment, fixtures and tangible personal property of the Company fitted on Exhibit A hereto and in all supplements and additions hereto, and any substitutions and replacements therefor (herein called the "Equipment"); all proceeds from any sale, exchange, transfer or other disposition thereof and proceeds of insurance and tort claims, and all books, records, manuals, and other documents related to the operation and maintenance thereof;

                                  DIVISION III

     All right, title, and interest of the Company in, to, and under the IDEM Contract, including without limitation all amounts paid or payable to the Company thereunder, and under all other contracts, non-exclusive software license agreements, other license agreements, leases, and other agreements that are necessary for, or used or useful in connection with, the operation or maintenance of the Project;

                                   DIVISION IV

     Any and all other property of every kind and nature from time to time hereafter, by delivery or by writing of any kind, conveyed, pledged, assigned or transferred as and for additional security hereunder by the Company or by anyone on its behalf to the Issuer or the Trustee, including without limitation, funds of the Company held by the Trustee as security for the Bonds;

                                   DIVISION V

     All awards, payments, and proceeds as a result of conversion, damage, destruction or loss of any of the foregoing, including all insurance, condemnation and tort claims and other claims and obligations dischargeable in cash;

                                   DIVISION VI

     All moneys and securities from time to time held by the Issuer or the Trustee under the terms of this Mortgage or the Indenture.

     SUBJECT, HOWEVER, to Permitted Encumbrances, as deemed in Article I hereof;

     TO HAVE AND TO HOLD all and singular, the Mortgaged Property, whether now owned or hereafter acquired, unto the Issuer, its successors and assigns forever; provided, however, that this Mortgage is executed upon the express condition that if the Company shall pay or cause to be paid all indebtedness secured hereby and shall keep, perform and observe all

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and singular the covenants and promises expressed in the Notes and this
Mortgage to be kept, performed and observed by the Company, then this Mortgage and the rights hereby granted shall cease, determine and be void; otherwise to remain in full force and effect.

     The Company hereby acknowledges and agrees that the indebtedness and obligations secured by the Mortgage include, and that the Mortgage is given to secure, advances that may be made to the Company and obligations that may be incurred by the Company in addition and subsequent to any advances that are made or are outstanding on the date of this Mortgage ("future advances"), and that this Mortgage shall secure all future advances of every nature and kind, PROVIDED HOWEVER, that the aggregate principal amount of the indebtedness and obligations secured by this Mortgage in all events shall not exceed $28,000,000, such maximum amount being stated herein pursuant to and in accordance with Indiana Code Section 32-8-11-9 and not being a commitment by the Issuer to make future advances in that amount.

     The Company and the Issuer hereby further covenant and agree as follows:

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                                   ARTICLE I.

                            DEFINITIONS AND EXHIBITS

     Section 1.1.   TERMS DEFINED.   As used in this Mortgage, the following
terms shall have the following meanings unless the context clearly otherwise requires:

     "Act" means collectively Indiana Code 4A-10.9 and 11, and any successor provisions of the Indiana Code or successor codes.

     "Bond Counsel" means a nationally recognized firm of municipal bond attorneys acceptable to the Issuer.

     "Bondholder" or "owner of a Bond" or any similar term means the owner of a Series 1996 Bond.

     "Bonds" or "Bond" means the Series 1996 Bonds or any replacement thereof.

     "Bond Fund" means the Bond Fund established by Section 4.3 of the Indenture.

     "Bond Placement Agreement" means the Bond Placement Agreement dated June 27, 1996 among the Issuer, Charles Eden & Company, the Company and the Original Purchaser.

     "Breakage Amount" means if amounts are transferred to the Redemption Account in order to redeem any principal amount of the Series 1996 Bonds before their scheduled due date (whether as the result of an acceleration, voluntary prepayment, mandatory prepayment, or otherwise) and to effect a prepayment of a portion of the Series 1996 Note, the amount equal to the actual cost to the Original Purchaser to break any interest rate swap agreement then in place with respect to the Bonds.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

     "Company" means Envirotest Systems Corp., a corporation duly organized and validly existing under the laws of the State of Delaware and in good standing in the State of Indiana, or any successors thereto permitted under Section 3.5 hereof.

     "Completion Date" means the date of completion of the Project as established pursuant to the provisions of Section 3.2 hereof.

     "Costs of Construction" with respect to the Project shall be deemed to include the following, to the extent such items represent the costs of acquisition, construction, or installation of an industrial development project, as defined and set forth in the Act:

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          (i)  obligations of Issuer or of Company incurred for labor and materials (including obligations payable to Company) in connection with the acquisition, construction, installation, transportation and equipping of the Project;

          (ii) the cost of contract bonds and of insurance of all kinds that may be required or necessary during the course of acquisition, construction, and equipping of the Project;

          (iii) all costs and expenses of site preparation, engineering services, consulting architect fees, including the costs incurred for test borings, surveys, estimates, plans and specifications and preliminary investigation therefor, and for supervising construction, as well as for the performance of all other duties required by or consequent upon the proper construction of the Project;

          (iv) all costs and expenses incurred in connection with the issuance of the Bonds for the purpose of providing funds for construction of the Project, including without limitation compensation and expenses of Trustee, underwriting and legal expenses of Trustee, underwriting and placement fees, Bond Counsel fees, Issuer Counsel fees, Company Counsel fees, counsel fees and administrative fees (including a front-end fee of $72,175 and documentation fee of $7,234) of the Original Purchaser in connection with issuance of the Bonds, costs of printing and engraving, recording and filing fees;

          (v) all costs and expenses required to be paid, under the terms of any contract or contracts, for the acquisition, construction, installation, transportation or equipping of the Project, including the Project Sites; and

          (vi) any sums required to reimburse Issuer or Company for advances made by either of them for any of the above items or for any other costs incurred and for work done by either of them which are properly chargeable to the Project, including construction period interest costs.

     "Counsel" means an attorney duly admitted to practice law before the highest court of any state and, without limitation, may include legal counsel for either the Issuer or the Company.

     "Default Rate" means the Prime Rate plus 2.00% per annum.

     "Equipment" shall have the meaning ascribed thereto in Division II of the Granting Clauses hereof.

     "Fully Funded" means with respect to the Debt Service Reserve Fund created under Section 4.5 of the Indenture $2,119,651.98, the amount equal to the maximum annual debt service on the Outstanding Bonds.

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     "Governmental Obligations" shall mean, for purposes of the definition of
"Qualified Investments" contained herein, direct obligations of the United States of America or obligations for which the full faith and credit of the United States is pledged to provide for the payment of principal and interest, maturing not more than 90 days from the date of such investment; and shall mean for purposes of Section 11.1 of the Indenture, any of the following securities, if and to the extent the same are non-callable and not prepayable: direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America, including obligations issued or held in book-entry form on the books of the Department of the Treasury of the United States of America and including a receipt, certificate or any other evidence of an ownership interest in an aforementioned obligation, or in specified portions thereof (which may consist of specified portions of interest thereon).

     "Gross Revenues" means amounts paid by IDEM pursuant to the IDEM Contract.

     "Hazardous Substance" means any substance identified in Section 101(14) of CERCLA, any petroleum or petroleum product, including crude oil or any extraction thereof, and polychlorinated biphenyl ("PCB") capacitors or transformers contaIning PCB.

     "IDEM" means the Indiana Department of Environmental Management.

     "IDBM Contract" means the contract for contractor services for implementation, operation, and assistance in administration of a centralized vehicle emissions testing program, between the Company and IDEM, including without limitation all amendments and modifications thereto and all change orders and waivers issued thereunder.

     "IDEM Termination Event" means a termination under the IDEM Contract (i) as a result of the event specified in Article XXIV (l) of the IDEM Contract or (ii) pursuant to Article XXV of the IDEM Contract in accordance with the provisions of such Article, or (iii) pursuant to Article XVI (6)(E) of the IDEM Contract in accordance with the provisions of such Article.

     "Indenture" means the Trust Indenture dated as of June l, 1996, between the Issuer and the Trustee and all amendments and supplements thereto.

     "Interest Payment Date(s) means each March l, June l, September l and December l of each year that the Bonds are Outstanding and interest and/or principal payments are due thereon.

     "Issuer" means the Indiana Development Finance Authority or any successor thereto or assign thereof.

     "Loan" means the loan by the Issuer to the Company of the proceeds received from the sale of the Series 1996 Bonds and evidenced by the Series 1996 Note.

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     "Loan Payments" means the amounts required to be paid by the Company in repayment of the Loan or otherwise pursuant to the provisions of the Series 1996 Note and Article III of this Loan Agreement.

     "Mortgaged Property" means the property described in the Granting Clauses hereof plus any additional property which shall have been subjected to the lien hereof pursuant to the provisions of Article VI hereof.

     "Net Proceeds," when used with respect to any insurance or condemnation award, means the gross proceeds from the insurance or condemnation award remaining after payment of all expenses (including attorneys' fees and any extraordinary expenses of the Company, the Trustee or the Issuer) incurred in the collection of such gross proceeds.

     "1934 Act" means the Securities Exchange Act of 1934.

     "Note" or "Notes" means the Series 1996 Note and any Notes issued in exchange therefor pursuant to Section 3.16 hereof.

     "Opinion of Counsel" shall mean an opinion in writing signed by Counsel who may be an employee of or Counsel to the Company and who shall be satisfactory to the Trustee in its reasonable discretion.

     "Original Purchaser" means The Sumitomo Bank, Limited, acting through its Chicago Branch, the original purchaser of the Series 1996 Bonds.

     "Outstanding," with reference to Bonds, means all Bonds theretofore issued and not yet paid and discharged under the terms of the Indenture; with reference to Notes, means all Notes theretofore issued and not yet paid or discharged under the terms of this Loan Agreement; and with reference to any other indebtedness or obligation secured by the Mortgage means that such indebtedness or obligation has been incurred but not yet paid or discharged.

     "Permitted Encumbrances" means, as of any particular time, (i) any exception to title shown in Exhibit A hereto, (ii) liens for ad valorem taxes and special assessments or installments thereof not then delinquent, (iii) this Mortgage, and the Indenture, (iv) utility, access and other easements and rights of-way, mineral rights, restrictions and exceptions that will not materially interfere with or impair the operations being conducted on the real estate included in the Mortgaged Property, (v) such casements, rights-of-way, zoning and building laws, ordinances or regulations and similar restrictions as do not materially impair the value of the Mortgaged Property affected thereby or its usefulness for the purpose for which it was acquired or is held by the Company,
(vi) liens arising in connection with workmen's compensation, unemployment insurance, social security, taxes, assessments, statutory obligations, or other similar liens and charges arising in the ordinary course of the Company's operations or required by law as a condition precedent to the transaction of the business of the Company or the exercise of any privileges or licenses of the Company; provided, however, that no amount secured by any lien

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or charge described in this item (vi) shall be overdue unless, if overdue, such lien and the amount it secures are being contested in good faith by the Company, and the Company has established appropriate reserves in connection therewith, and if the amount involved exceeds $500,000 the Company has reserved sufficient amounts with the Trustee to satisfy all such liens, (vii) mechanics' liens of record arising from the construction of the Project, provided such liens are being contested by the Company in good faith and provided further that the Company shall have reserved sufficient amounts with the Trustee to satisfy all such liens; (viii) the rights of the lessors, if any, of any of the Project Sites; and (ix) any encumbrance approved by the Original Purchaser.

     "Prime Rate" means a variable per annum rate of interest equal at all times to the rate of interest established by The Sumitomo Bank, Limited as its "Prime Rate", such rate to change contemporaneously with each change in such established rate, provided that it is understood that the Prime Rate shall not necessarily be representative of the rate of interest actually charged by The Sumitomo Bank, Limited on any loan or class of loans.

     "Project" means the industrial development project described in Exhibit A hereto and made a part hereof.

     "Project Sites" means the real estate, singly or collectively, as the case may be, as described in the Project description in Exhibit A, on which the Project is located.

     "Public Debt Instruments" means (a) that certain Indenture dated as of March 15, 1994 among the Company, the Guarantors identified therein, and First Trust National Association, (b)that certain Indenture dated as of April l, 1993 among the Company, the Guarantors identified therein and First Trust National Association, and (c) any and all replacements (whether direct or indirect), deferrals, renewals, extensions, refinancings, refundings and additional public debt issued by the Company.

     "Qualified Investments" means:

          (i)  Government Obligations;

          (ii) bonds, debentures, notes, participation certificates or other evidences of indebtedness issued, or the principal of and interest on which are unconditionally guaranteed, by, the Federal National Mortgage Association, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Home Loan Bank System, the Federal Land Banks, the Government National Mortgage Association or any other agency or instrumentality of or corporation wholly owned by the United States of America when such obligations are backed by the full faith and credit of the United States;

          (iii) obligations of any state of the United States of America or any political subdivision thereof, which at the time of investment are rated "A1" or higher by Moody's and "A+" or higher by S&P; or which are rated by Moody's "VMIG-1" or better and by S&P "A-1" or better with respect to commercial paper, or "MIG 1" and "SP-1," respectively, with respect to municipal notes;

          (iv) certificates of deposit maturing in one year or less from the date of purchase issued by, bankers' acceptances, and deposit accounts of, and time deposits with, commercial banks of recognized standing having a rating of "A" or better from Moody's and S&P chartered in the United States of America or Canada with capital, surplus and undivided profits aggregating in excess of $250,000,000;

          (v) demand or fully insured time deposits, insured by the Federal Deposit Insurance Corporation, used in the ordinary course of the Company's business with commercial banks;

          (vi) repurchase agreements with any bank, trust company or national banking association insured by the Federal Deposit Insurance Corporation, including, but not limited to, the indenture trustee under the Public Debt Instruments or any of its affiliates provided that at the time of investment such bank, trust company or national banking association is rated "A1" or better by Moody's and "A+" or better by S&P, or with any government bond dealer recognized as a primary dealer by the Federal Reserve Bank of New York, which agreements are fully and continuously secured by a valid and perfected first priority security interest in obligations described in paragraph (i) or (ii) of this definition;

          (vii) commercial paper of any corporation, including banking or financial institutions, including, but not limited to, the indenture trustee under the Public Debt Instruments or any of its affiliates, the corporate debt of which, at the time of investment, is rated "A1" or better by Moody's and "A+" or better by S&P, and maturing not more than 270 days from the date of creation thereof;

          (viii) guaranteed investment contracts or similar funding agreements issued by insurance companies, the corporate debt of which, at the time of investment, is rated "A1" or better by Moody's and "A+" or better by S&P;

          (ix) shares or interests in taxable government money market portfolios restricted to obligations with maturities of one year or less issued by, or the payment of principal and interest with respect to which is guaranteed by, the United States of America, and which, at the time of investment, are rated "Aa" or better by Moody's and "AA" or better by S&P;

          (x) interest in any money market portfolio exempt from federal income taxation and haying assets in excess of one billion dollars
     ($1,000,000,000); PROVIDED THAT, at the time of investment, such portfolio is rated "A1" or better by Moody's and "A+" or better by S&P;

          (xi) shares of money market funds that invest solely in investments in
     (i)  through (viii) above; and

          (xiii) any investments with the Original Purchaser or its affiliates or any investments approved by the Original Purchaser.

     "Redemption Account" means the Redemption Account within the Bond Fund established by Section 4.3 of the Indenture.

     "Release" has the meaning given to such term in Section 101(22) of CERCLA.

     "Series 1996 Bonds" means the Indiana Development Finance Authority Taxable Economic Development Revenue Bonds, Series 1996 (Envirotest Systems Corp. Project) in the aggregate principal amount of $14,345,000.

     "Series 1996 Note" means the Company's First Mortgage Note, Series 1996 in the principal amount of $14,345,000 in substantially the form attached hereto as Exhibit B which will be issued and delivered by the Company to the Issuer to evidence the loan of the proceeds of the Series 1996 Bonds and any Note issued in exchange therefor.

     "State" means the State of Indiana.

     "Trustee" means the trustee and/or cc-trustee at the time serving as such under the Indenture.

     Section 1.2.   RULES OF INTERPRETATION.   For all purposes of this Loan
Agreement, except as otherwise expressly provided, or unless the context otherwise requires:

          (a) "This Loan Agreement" or "this Mortgage" means this instrument as originally executed and as it may from time to time be supplemented or amended pursuant to the applicable provisions hereof.

          (b) All references in this instrument to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument as originally executed. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Loan Agreement as a whole and not to any particular Article, Section or other subdivision.

          (c) The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular and the singular as well as the plural.

          (d) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as consistently applied.

          (e) Any terms not defined herein but defined in the Indenture shall have the same meaning herein.

          (f) The terms defined elsewhere in this Loan Agreement shall have the meanings therein prescribed for them.

     Section 1.3. EXHIBITS. The following Exhibits are attached to and by reference made a part of this Loan Agreement.

     Exhibit A.  Description of the Mortgaged Property and Project.

     Exhibit B.  Form of Series 1996 Note.

     Exhibit C.  Form of Amendment to Loan Agreement.

     Exhibit D.  Form of Amendment to Indenture.


                               (End of Article I)

                                   ARTICLE II.

               REPRESENTATIONS; LOAN OF SERIES 1996 BOND PROCEEDS

     Section 2.1. REPRESENTATIONS BY ISSUER. Issuer represents and warrants that:

     (a) Issuer is a body corporate and politic of the State of Indiana. Under the provisions of the Act, and based upon representations made and information provided by the Company, Issuer is authorized to enter into the transactions contemplated by this Loan Agreement and to carry out its obligations hereunder. Issuer has been duly authorized to execute and deliver this Loan Agreement. Issuer agrees that it will do or cause to be done all things within its power necessary to preserve and keep in full force and effect its existence.

     (b) Issuer agrees to provide funds from the issuance of the Series 1996 Bonds to loan to the Company for the financing of the Project, subject to the consideration of the Series 1996 Note and the Company granting a mortgage and security interest on the Mortgaged Property to the Issuer, all for the benefit of the holders of the Bonds and the Issuer, in order to promote employment creation and create opportunities for gainful employment and business opportunities, and to secure the Bonds by pledging certain of its rights and its interest in this Loan Agreement and the Series 1996 Note to the Trustee.

     (c) The Issuer represents that the Series 1996 Note will be assigned to the Trustee pursuant to the Indenture, and that no further assignment is contemplated by the Issuer, since the Issuer recognizes that the Series 1996 Note has not been registered under the Securities Act of 1933.

     Section 2.2. REPRESENTATIONS BY COMPANY. Company represents and warrants that:

     (a) Company is a corporation duly organized and validly existing under the laws of the State of Delaware, and is duly qualified to transact business as a foreign corporation under the laws of the State of Indiana, is not in violation of any provision of its Articles of Incorporation or by-laws, has not received notice and has no reasonable grounds to believe that it is in violation of any laws in any manner material to its ability to perform its obligations under this Loan Agreement and the Series 1996 Note, has power to enter into and to perform its obligations under this Loan Agreement and the Series 1996 Note and has duly authorized the execution and delivery of this Loan Agreement and the Series 1996 Note by appropriate action.

     (b) The Company intends to operate or cause the Project to be operated as an auto emission testing facility under the IDEM Contract until the expiration or earlier termination of this Loan Agreement as provided herein.

     (c) Neither the execution and delivery of this Loan Agreement, the consummation of the transactions contemplated hereby and thereby including execution and delivery of the Series 1996 Note nor the fulfillment of or compliance with the terms and conditions of this Loan

Agreement, will contravene any law or any governmental rule, regulation or order presently binding on the Company or conflicts with or results in a breach of the terms, conditions or provisions of any corporate restriction or any agreement or instrument to which Company is now a party or by which it is bound, or constitutes a default under any of the foregoing, or results in the creation or imposition of any liens, charges, or encumbrances whatsoever upon any of the property or assets of Company under the terms of any instrument or agreement, except as contemplated herein.

     (d) The Company represents and warrants that it is now or as of the date of acquisition thereof will be lawfully seized and possessed and is now or as of the date of acquisition thereof will be the lawful owner of the Mortgaged Property, including either a fee simple interest in or a land lease interest in the Project Sites, free and clear of all liens, security interests, charges or encumbrances whatever except Permitted Encumbrances, and that the Company will have full power and lawful authority to mortgage and grant a security interest in the Company's rights in the Mortgaged Property to the Issuer; and that the Company will have either good and marketable fee title or lease interest in and to the Project Sites at the time of acquisition thereof, subject only to Permitted Encumbrances and will preserve, warrant and defend the same unto the Issuer against the claims of all persons and parties. This Mortgage and all amendments thereto will constitute a direct and valid First lien on such Mortgaged Property, subject only to Permitted Encumbrances. The Mortgaged Property will constitute the only assets and property, tangible and intangible, necessary for the performance of the IDBM Contract.

     (e) The execution, delivery and performance by the Company of this Loan Agreement and the Series 1996 Note do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any federal, state or other governmental authority or agency, not previously obtained or performed, other than as required hereby.

     (f) Assuming the due authorization, execution and delivery thereof by the other parties thereto, this Loan Agreement and the Series 1996 Note have been duly executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general. The enforceability of the Company's obligations under said documents is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     (g) There are no actions, suits or proceedings pending, or to the knowledge of the Company, threatened, before any court, administrative agency or arbitrator which, individually or in the aggregate, might result in any material adverse change in the financial condition of the Company and its subsidiaries taken as a whole or might impair the ability of the Company to perform its obligations under this Loan Agreement or the Series 1996 Note, except as described in Schedule I attached hereto.

     (h) No event has occurred and is continuing which with the lapse of time or the giving of notice or both would constitute an Event of Default under this Loan Agreement or the Series 1996 Note.

     (i) At the time of acquisition of its interest in the Project Sites, the Company will represent that to its knowledge, after due inquiry: (i) no person or entity has used, generated, treated or stored Hazardous Substances on any of the Project Sites except in accordance with all applicable laws, except for such use, generation, treatment or storage of Hazardous Substances that will not reasonably require additional investigation and/or remediation of any individual Project Site, (ii) no Release or discharge of any Hazardous Substance in, on, into or beneath the surface of any Project Site or any property adjacent to any Project Site has occurred, except for such Releases or discharges of Hazardous Substances that will not reasonably require additional investigation and/or remediation of any individual Project Site, (iii) no person or entity has received any notification that it is a potentially responsible party under
Section 107 of CERCLA, or any analogous state or local law providing for the investigation and remediation of releases of Hazardous Substances, as a result of the alleged release or disposal of Hazardous Substances on any Project Site, and (iv) there is no and upon completion of construction of the Project there will be no urea formaldehyde insulation, asbestos, or underground storage tank on any Project Site, except to the extent that the existence of such listed substances, products or equipment is (a) in accordance with all applicable laws and (b) not reasonably likely to have a material adverse affect on the liquidation value of the Project Site, and if such representations can not be given to the satisfaction of the Original Purchaser, the Trustee and the Issuer, the Company shall not acquire its interest in such land parcels.

     Section 2.3. LOAN OF SERIES 1996 BONDS PROCEEDS BY ISSUER. Concurrently with the execution and delivery hereof, the Issuer is issuing the Series 1996 Bonds and is lending the proceeds from the sale thereof to the Company by making the deposits and payments specified in Section 3. 1 of the Indenture. Such loan is being evidenced by the execution and delivery by the Company of the Series 1996 Note substantially in the form attached hereto as Exhibit B.

                               (End of Article II)

                                  ARTICLE III.

                       PARTICULAR COVENANTS OF THE COMPANY


     Section 3.1. CONSENT TO ASSIGNMENTS TO TRUSTEE. The Company acknowledges and consents to the pledges and assignments of the Series 1996 Note and the assignment of the Issuer's rights hereunder to the Trustee pursuant to the Indenture and agrees that the Trustee may enforce the rights, remedies and privileges granted to the Issuer hereunder other than the rights of the Issuer under Sections 3.15, 3.17, 3.30 and 3.33(e) hereof and to execute and deliver supplements and amendments to this Loan Agreement pursuant to Section 9. l hereof, except that the Trustee may enforce the rights of the Issuer under the Sections cited above to the extent provided in the Indenture.

     Section 3.2.  THE LOAN; LOAN PAYMENTS.

     The Issuer hereby agrees to loan the proceeds of the Bonds to the Company, and the Company agrees to accept such loan in accordance with, and subject to, the provisions of this Loan Agreement.

     Subject to the provisions of Section 10.8 hereof, the Company agrees to make the following Loan Payments:

               (1) on or before the last day of each month, commencing March 31, 1997, until such time as the principal of, and the premium, if any, and interest on the Bonds shall have been paid in full, or provisions made for such full payment in accordance with the provisions of the Indenture, to the Trustee for deposit in the Bond Fund, a sum equal to one third (1/3) of the aggregate amount of interest payable by the Issuer on the then Outstanding Bonds on the next succeeding Interest Payment Date; and

               (2) on or before the last day of each month, commencing March 31, 1997, to the Trustee for deposit in the Bond Fund, a sum equal to one third (1/3) of the aggregate amount of principal payable, whether by redemption or otherwise, by the Issuer on the then Outstanding Bonds on the next succeeding Interest Payment Date; and

               (3) on or before the last day of each month any amounts necessary to bring current the monthly installments due and payable during any three (3) month period between Interest Payment Dates; and

               (4) all amounts required to assure that such Debt Service Reserve Fund is Fully Funded as and when required by Section 3.29 hereof and Section 4.5 of the Indenture; and

               (5) all amounts advanced by the Issuer or the Trustee under authority of this Loan Agreement or the Indenture which the Company is obligated to repay; and

               (6) all amounts required to fund any Breakage Amount or any other premium due upon redemption of the Bonds; and

               (7) all fees and other costs, including without limitation fees and expenses of counsel to the Trustee, Trustee fees and expenses, including those payable to the Trustee for services or indemnity under the Indenture and the fees and other costs, including counsel fees, incurred for services of any building institution designated as an additional paying agent.

     The monthly Loan Payments payable by the Company under this Loan Agreement are expected to equal in the aggregate an amount which, with other funds in the Bond Fund then available for the payment of principal and interest on the Bonds, shall be sufficient to provide for the payment in full of the interest on, and principal of the Bonds as they become due and payable on each Interest Payment Date. The Company shall be entitled to a credit on the last monthly payment due immediately preceding an Interest Payment Date in the amount of any investment earnings deposited to the Bond Fund since the Interest Payment Date immediately preceding. If for any reason the amount deposited in the Bond Fund as capitalized interest pursuant to Section 3.1 of the Indenture is insufficient to make the interest payments due on the Bonds on September 1, 1996, December 1,1996 and March l, 1997, the Company shall pay on the last day before each such Interest Payment Date an amount, which when added to the amount then on deposit in the Bond Fund, will be sufficient to make the interest payment due on the Bonds on such Interest Payment Dates.

     The Company shall pay, or cause to be paid, the Loan Payments without any further notice thereof except as may be specifically required by this Section 3.2.

     The Company covenants and agrees with and for the express benefit of the Issuer, the Trustee and the owners of the Bonds that all payments pursuant hereto and to the Notes and shall be made by the Company on or before the date the same become due, and the Company shall perform all of its other obligations, covenants and agreements hereunder (subject to the provisions of Section 10.8 hereof), without notice or demand (except as provided herein), and without abatement, deduction, reduction, diminution, waiver, abrogation, set-off, counterclaim, recoupment, defense or other modification or any right of termination or cancellation arising from any circumstance whatsoever, whether now existing or hereafter arising, and regardless of any act of God, contingency, event or cause whatsoever, and irrespective (without limitation) of whether the Company's Mortgaged Property or any part thereof is defective or nonexistent, or whether the Company's revenues are sufficient to make such payments, and notwithstanding any damage to, or loss, theft or destruction of, the Mortgaged Property or any part thereof, expiration of this Mortgage, any failure of consideration or frustration of purpose, the taking by eminent domain or otherwise of title to or of the right of temporary use of, all or any part of the Mortgaged Property, legal curtailment of the Company's use thereof, or whether with or without the approval of the Issuer, any change in the tax or other laws of the United States of America, the State of Indiana, or any political subdivision of either thereof, any change in the Issuer's legal organization or status, or any default of the Issuer hereunder, and regardless of the invalidity of any portion of this Mortgage; and the Company hereby waives the provisions of any statute or other law now or hereafter in effect impairing or conflicting with any of its obligations, covenants or agreements under this Mortgage or which releases or purports to release the Company therefrom. Nothing in this Mortgage shall be construed as a waiver by the Company of any rights or claims the Company may have against the Issuer under this Mortgage or otherwise, but any recovery upon such rights and claims shall be had from the Issuer separately, it being the intent of this Mortgage that the Company shall be unconditionally and absolutely obligated without right of set-off or abatement, to perform fully all of its obligations, agreements and covenants under this Mortgage for the benefit of the holders of the Bonds.

     It is understood and agreed that all payments made by Company pursuant to
Section 3.2 hereof and the Notes are pledged to Trustee pursuant to the granting clauses of the Indenture. Company assents to such pledge, and hereby agrees that, as to Trustee, its obligation to make such payments shall be absolute and shall not be subject to any defense or any right of set-off, counterclaim or recoupment arising out of any breach by Issuer or Trustee of any obligation to Company, whether hereunder or otherwise, or out of any indebtedness or liability at any time owing to Company by Issuer. Issuer hereby directs Company and Company hereby agrees to pay to Trustee at its principal office all said amounts payable by Company pursuant to Section 3.2 hereof and the Notes.

     It is understood and agreed that Company shall be obligated to continue to pay the amounts specified herein and in the Notes whether or not the Project is damaged, destroyed or taken in condemnation and that there shall be no abatement of any such payments and other charges by reason thereof.

     As security for payment of the Loan Payments, the Company agrees to cause IDEM to directly transfer the Gross Revenues of the Project to the Trustee for deposit in the Revenue Fund. The Gross Revenues and any additional amounts paid by the Company, if necessary, shall be used by the Trustee to pay, throughout the term of the Loan, the Loan Payments, in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

     All transfers of Gross Revenues shall be made to the Trustee at the designated office of the Trustee in Evansville, Indiana, or at such other location as shall be designated in writing by the Trustee to the Company and IDEM.

     Section 3.3. MAINTENANCE OF LIEN; RECORDING. The Company will, at its expense, take all necessary action to maintain and preserve the lien and security interest of this Mortgage as valid and perfected first liens and security interests, subject only to Permitted Encumbrances, so long as any Note, or other indebtedness or obligation secured hereby is outstanding. The

Company will, forthwith after the execution and delivery of this Mortgage and thereafter from time to time, cause this Mortgage and any financing statements in respect thereof to be filed, registered and recorded in such manner and in such places as may be required by law in order to publish notice of, perfect, maintain the priority of, and fully to protect the lien and security interest hereof upon, and the title of the Company to, the Mortgaged Property; and from time to time will perform or cause to be performed any other act as provided by law and will execute or cause to be executed any and all continuation statements and further instruments that may be requested by the Issuer, the Original Purchaser or Trustee for such publication, perfection, maintenance of priority, and protection. The Company will pay or cause to be paid all filing, registration and recording fees incident to such filing, registration and recording, and all expenses incident to the preparation, execution and acknowledgment of such instruments of further assurance, and all federal or state fees and other similar fees, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage and such instruments of further assurance.

     Section 3.4. FURTHER ASSURANCES; AFTER-ACQUIRED PROPERTY. (a) The Company will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, conveyances, mortgages, assignments, transfers and assurances as the Issuer, the Original Purchaser or Trustee reasonably may require for the better assuring, conveying, mortgaging, assigning and confirming unto the Issuer and the Trustee all and singular the Mortgaged Property as now or hereafter constituted, within ten (10) days of any request of the Issuer, Trustee or Original Purchaser.

     (b) Without the need for any request by the Issuer, the Original Purchaser or the Trustee, all right, title and interest of the Company in and to all improvements, betterment, renewals, substitutions and replacements of, the Mortgaged Property or any part thereof, hereafter constructed or acquired by the Company, and all additions and accessions thereto and proceeds thereof immediately upon such construction or acquisition, without any further mortgaging, conveyance or assignment, shall become and be part of the Mortgaged Property and shall be subject to the lien and security interest of this Mortgage and Parity Instruments as fully and completely and with the same effect as though now owned by the Company, but at any and all times the Company will execute and deliver to the Issuer and the Original Purchaser any and all such further assurances, mortgages, conveyances or assignments therefor and other instruments with respect thereto as the Issuer or the Original Purchaser may reasonably require for the purpose of expressly and specifically subjecting the same to the lien and security interest of this Mortgage.

     Section 3.5. CORPORATE EXISTENCE. (a) So long as debt is outstanding under the Public Debt Instruments, not later than thirty (30) days prior to the effective date thereof, the Company will give written notice to the Issuer, the Trustee and each Bondholder of any change or proposed change in its corporate existence, including without limitation dissolution, merger, consolidation, or reorganization.

          (b) When debt is no longer outstanding under the Public Debt Instruments, not later than thirty (30) days prior to the effective date thereof, the Company will give written notice to the Issuer, the Trustee and each Bondholder of any change or proposed change in its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets, and will not consolidate with or merge into another corporation, or permit one or more other corporations to consolidate or merge with it; provided, that the Company may, without violating the agreement contained in this Section, consolidate or merge with another corporation, permit one or more other corporations to consolidate or merge into it, or transfer to another corporation organized under the laws of one of the states of the United States all or substantially all of its assets as an entirety and thereafter dissolve provided (i) the surviving, resulting or transferee corporation, as the case may be, is organized under the laws of one of the states of the United States, and remains or becomes qualified to do business in the State, (ii) such corporation assumes in writing all of the obligations of the Company herein, including the obligations of the Company under this Section, and (iii) such corporation shall have a rating the same as or higher than the Company's rating on its public debt as rated on the date of delivery of the Series 1996 Note and if the Company's public debt is not rated after such merger or consolidation, such corporation shall have a net worth equal to or higher than the net worth of the Company on the date of delivery of the Series 1996 Note.

     Section 3.6. FINANCIAL REPORTING. (a) The Company agrees to keep at all times books and records and accounts in which full, true and correct entries will be made of all dealings or transactions in relation to the business and affairs of the Company in accordance with generally accepted accounting principles consistently applied.

          (b)  The Company shall furnish to the Trustee and to the Bondholders:

               (i) for as long as any of the Public Debt Instruments are in effect, copies of all information filed with the Securities and Exchange Commission as well as all compliance certificates, reports and information required to be delivered to the trustees under the Public Debt Instruments, as and when the same are provided to such trustees; and

               (ii) at such time as the Company is no longer a reporting company under the 1934 Act, at all times not covered by (i) above, (A) within 45 days after the end of each fiscal quarter of each calendar year of the Company, unaudited quarterly financial statements of the Company, attested to by the chief financial officer of the Company; and (B) within 120 days after the close of each fiscal year, a copy of the annual Financial statements and annual consolidating statements of the Company, audited by an independent certified public accountant selected by the Company which shall be a nationally recognized Big Six accounting firm or otherwise reasonably acceptable to the Trustee and the

          Original Purchaser and accompanied by an opinion of such accountants unqualified as to scope; and

               (iii) at such time as the Company is no longer a reporting company under the 1934 Act, an authorized officer the Company shall certify annually that he has obtained no knowledge of the occurrence of any material adverse change in the financial condition of the Company.

     In addition, the Company shall furnish such additional information as the Issuer, the Trustee or the Original Purchaser may reasonably request concerning the Company, insofar as such information may be provided without violation of the provisions of the 1934 Act, in order to enable the Issuer, the Trustee or the Original Purchaser to determine whether the covenants, terms and provisions of this Loan Agreement have been complied with by the Company and for that purpose all pertinent financial books, documents and vouchers relating to its business affairs and properties shall at all times upon reasonable prior notice during regular business hours be open to the inspection of such persons or their accountants or other agents (who may make copies of all or any part thereof) as shall from time to time be designated by the Issuer, the Trustee or the Original Purchaser. The party making any such request shall bear the expenses incurred in connection with honoring the request.

     Without limiting the foregoing, the Company will permit the Issuer, the Trustee and the Original Purchaser (or such persons as the Original Purchaser may designate) to visit and inspect, at the expense of the Issuer, the Trustee or the Original Purchaser, any of the properties of the Company and to discuss the affairs, fiances and accounts of the Company with its officers and independent accountants, in so far as such information may be provided without violation of the provisions of the 1934 Act, all upon reasonable prior notice and at such reasonable times during normal business hours and as often as the Trustee or the Original Purchaser may reasonably desire. Access to and inspections of the Project and Project Sites during the period of construction of the Project shall be governed solely by Section 3.25 of this Loan Agreement.

     Section 3.7. TAXES, CHARGES AND ASSESSMENTS. The Company covenants and agrees, subject to the provisions of Section 3.10 hereof, to pay when the same shall become due or payable:

          (a) all taxes and charges on account of the ownership, use, occupancy or operation of the Mortgaged Property, including but not limited to all sales, use, occupancy, real and personal property taxes, all permit and inspection fees, occupation and license fees and all water, gas, electric light, power or other utility charges assessed or charged on or against such Mortgaged Property or on account of the Company's use or occupancy thereof or the activities conducted thereon or therein; and

          (b) all taxes, assessments and impositions, general and special, ordinary and extraordinary, of every name and kind, which shall be taxed, levied, imposed or assessed upon all or any part of such Mortgaged Property, or the interest of the Company therein.

     If under applicable law any such tax, charge, fee, rate, imposition or assessment may at the option of the taxpayer be paid in installments, the Company may exercise such option.

     Nothing contained herein shall be deemed to constitute an admission by the Company that the Company is liable for any tax, charge, fee, rate, imposition or assessment.

     Section 3.8. LIENS. Subject to the provisions of Section 3.10 hereof, the Company will not allow to exist and will not create or permit to be created or exist and will, at its cost and expense, promptly discharge all liens, security interests, encroachments, encumbrances and charges on the Mortgaged Property or any part thereof that are not Permitted Encumbrances.

     Section 3.9. COMPLIANCE WITH ORDERS, ORDINANCES, ETC. Subject to the provisions of Section 3.10 hereof, the Company will, at its sole cost and expense, comply with all present and future laws, ordinances, orders, decrees, rules, regulations and requirements of every duly constituted governmental authority, commission and court and the officers thereof of which it has notice, and the failure to comply with which would materially and adversely affect the Mortgaged Property or the use, occupancy or condition thereof.

     Section 3.10. PERMITTED CONTESTS; WAIVER BY REQUISITE BONDHOLDERS. The Company shall not be required to pay any tax, charge, fee, rate, imposition or assessment required to be paid under Section 3.7 hereof, nor to remove any lien, security interest, encroachment, encumbrance or charge required to be removed under Section 3.8 hereof, nor to comply with any law, ordinance, order, decree, rule, regulation or requirement referred to in Section 3.9 hereof, so long as the Company shall in good faith and at its cost and expense, and after providing the Issuer and the Original Purchaser with written notice, contest the amount or validity thereof, or take other appropriate action with respect thereto, in an appropriate manner or by appropriate proceedings, which shall operate during the pendency thereof to prevent (a) the collection of or other realization upon the tax, charge, assessment, lien, security interest or encumbrance so contested and
(b) the sale, forfeiture or loss of the Mortgaged Property or any part thereof to satisfy the same; and provided that no such contest or action shall subject the Issuer or the Trustee to any liability unless the Company properly indemnifies the Issuer or the Trustee, as the case may be. While any such matters are pending, the Company shall have the right to pay, remove or cause to be discharged or marked exempt the tax, charge, assessment, lien, security interest or encumbrance being contested. Each such contest shall be promptly prosecuted to final conclusion or settlement, and the Company will pay, and save the Issuer and the Trustee harmless against, all losses, judgments, decrees and costs (including attorneys' fees and expenses in connection therewith) and will, promptly after the final determination or settlement of such contest or action, pay and discharge the amounts which shall be levied, assessed or imposed or determined to be payable thereon, together with all penalties, fines, interests, costs and expenses thereon or in connection therewith. During the pendency of each such contest, the Company shall maintain appropriate reserves for any contested liability, which reserves will be maintained with the Trustee as required in order for such liens to be considered Permitted Encumbrances.

     Section 3. 11. REPAIRS, MAINTENANCE AND ALTERATIONS. The Company will at its own cost and expense keep the Mortgaged Property in good repair and order, reasonable wear and tear excepted, and in as reasonably safe condition as its operation will permit and will make all necessary repairs thereto, interior and exterior, structural and non-structural, ordinary as well as extraordinary and foreseen as well as unforeseen, and all necessary replacements or renewals.

     The Company shall have the right from time to time at its own cost and expense to make additions, alterations and changes, whether structural or non-structural (hereinafter collectively referred to as "alterations") in or to the Mortgaged Property; provided, however, that any additions, alterations and changes shall not diminish the value of the Mortgaged Property in any material respect, except such changes or modifications as required by IDEM or the provisions of the IDEM Contract.

     Section 3.12. COMPANY DUTIES UNDER INDENTURE. The Company agrees to perform all obligations under the Indenture to be performed by the Company and to comply with all provisions of the Indenture applicable to the Company.

     Section 3.13. INSURANCE. The Company shall maintain the following insurance at its sole cost and expense:

          (a) Insurance against loss and/or damage to the Mortgaged Property under a policy or policies covering such risks as are ordinarily insured against by similar companies, but in any event including fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, damage from aircraft, smoke and uniform standard extended coverage and vandalism and malicious mischief endorsements, limited only as may be provided in the standard form of such endorsements at the time in use in the State of Indiana. Such insurance shall be in such amount as shall be approved by the Requisite Bondholders. No policy of insurance shall be so written that the proceeds thereof will produce less than the minimum coverage required by the preceding sentence, by reason of co-insurance provisions or otherwise, without the prior consent thereto in writing by the Requisite Bondholders.

          (b) Comprehensive general public liability insurance for injuries to persons and/or property, in limits not less than, and with deductibles not greater than, that approved by the Requisite Bondholders.

          (c) Workmen's compensation insurance respecting all employees of the Company in such amount as is customarily carried by like organizations engaged in like activities of comparable size and liability exposure; provided that the Company may be self-insured with respect to all or any part of its liabilit0y for workmen's compensation.

          (d) Business interruption insurance with a minimum coverage amount of $1,000,000 and for a period at least equal to the shortest of (i) the time required to resume normal business operations, (ii) the time reasonably necessary to repair, rebuild or replace the damaged property or (iii) six months.

          (e) Professional liability or malpractice insurance in limits not less than that which is customarily carried by like organizations engaged in like activities of comparable size and liability exposure.

     Each policy of insurance shall (i) be issued by one or more recognized, financially sound and responsible insurance companies qualified or authorized under the laws of the State of Indiana to assume the risks covered by such policy, (ii) name the Trustee, the Company, and the Issuer as assureds, as their respective interests may appear, and (iii) provide that such policy shall not be cancelled without at least 30 days prior written notice to each assured named therein. With respect to the insurance required by subsection (a) above, the policy or policies shall provide that whenever the Net Proceeds resulting from a claim exceed $100,000, such Net Proceeds shall be payable to the Trustee, and if such Net Proceeds are equal to or less than $100,000, such Net Proceeds shall be payable directly to the Company. As to the insurance required by subsections
(b) through (e) above, the Net Proceeds shall be payable to or for the benefit of the Company.

     Upon the delivery of this Loan Agreement and thereafter not less than 10 days prior to the expiration dates of any policies, certificates, binders, or other evidence of insurance satisfactory to the Trustee given by the respective insurers of such policies shall be delivered by the Company to the Trustee. If requested in writing by the Trustee, the Company shall furnish the Trustee with the schedule of premium payment dates and receipted bills or other evidence satisfactory to the Trustee of the payment when due of all premiums for all policies of insurance at any time required to be maintained hereunder. Upon reasonable prior written notice the Company will permit the Trustee to visit the offices of the Company and inspect the Company's insurance records including all policies of insurance maintained pursuant to this Section and to make copies of all or any part thereof.

     Any of the foregoing insurance maintained by the Company pursuant hereto may be evidenced by one or more blanket insurance policies covering the Mortgaged Property and other property or assets of the Company.

     Section 3.14. TRUSTEE'S RIGHT TO PERFORM COMPANY'S COVENANTS; ADVANCES. In the event the Company shall fail to (i) perform any covenant contained in
Section 3.7 hereof, (ii) remove any lien, security interest, encumbrance or charge pursuant to Section 3.8 hereof, (iii) maintain the Mortgaged Property in repair pursuant to Section 3. 11 hereof, (iv) procure the insurance required by
Section 3. 11 or 3. 13 hereof, or (v) fail to make any other payment or perform any other act required to be performed hereunder, then and in each such case (unless the same is being contested or other appropriate action is being taken with respect thereto pursuant to Section 3. 10 hereof) the Trustee, upon not less than 5 days prior written notice to the Company, may (but shall not be obligated to) remedy such default for the account of the Company and make advances for that purpose. No such performance or advance shall operate to release the

Company from any such default, and any sums so advanced by the Trustee shall be due and payable by the Company on demand and shall bear interest at the Default Rate from the date of the advance until repaid.

     Section 3.15. INDEMNITY. Subject to the provisions of the second to last paragraph of this Section, the Company will pay, and protect, indemnify and save the State, the Issuer (including members, directors, officers, agents, attorneys and employees thereof), the Bondholders and the Trustee harmless from and against, all liabilities, losses, damages, costs, expenses (including attorneys' fees and expenses of the Issuer and the Trustee), causes of actions, suits, claims, demands and judgments of any nature arising from or relating to:

          (a) The acceptance or administration of the Indenture or the trusts thereunder or the performance of the Issuer's duties thereunder, except with respect to liability from such Trustees' negligence or willful misconduct in connection with such action taken;

          (b) Any injury to or death of any person or damage to property in or upon the Project or resulting from or connected in any way to the financing, construction, maintenance, operation, use, non-use, condition or occupancy of the Project or a part thereof;

          (c) Violation of any agreement or condition of this Loan Agreement or the Indenture, except by the Issuer or the Trustee;

          (d) Violation of any contract, agreement or restriction by the Company relating to the Project or a part thereof;

          (e) Violation of any law, ordinance or regulation arising out of the ownership, occupancy or use of the Project or a part thereof;

          (f)  Undertaking the Project or the failure to undertake the Project;

          (g) Any act, failure to act, or misrepresentation by the Company, or any of the Company's agents, contractors, servants, employees or licensees;

          (h) Any act, omitted act, or misrepresentation by the Issuer, other than a failure to seek an appropriation from the Indiana General Assembly as required by Section 4.6 of the Indenture, in connection with or in the performance of any obligation related to the issuance, sale, or delivery of (or failure to issue, sell or deliver) the Bonds under this Loan Agreement or the Indenture, or any other agreement executed by or on behalf of the Issuer (provided that nothing in this clause should be construed to indemnify or release the Issuer from any liability which it would otherwise have had arising from the intentional misrepresentation or wilful misconduct on the part of the Issuer other than as contemplated in this Loan Agreement); and

          (i) The authorization, issuance, sale, trading, redemption, or servicing of the Bonds and the provision of any information or certification furnished by the Company in connection therewith, concerning the Bonds, the Project or the Company.

The foregoing indemnification shall survive the termination of this Loan Agreement and the payment or satisfaction of the indebtedness and obligations secured hereby except as provided in Section 10.8 hereof.

     Notwithstanding the foregoing, the obligation to indemnify, defend and hold harmless the State, acting by and through IDEM, for liability arising from the performance of the IDEM Contract, shall be limited to such liability caused by any act or omission of the Company and/or its subcontractors under the IDA Contract, if any.

     The foregoing shall not be construed to prohibit the Company from pursuing its remedies against either the Issuer or the Trustee for damages to the Company resulting from personal injury or property damage caused by the intentional misrepresentation or willful misconduct of either the Issuer or the Trustee or the negligence or willful misconduct of the Trustee or breach of the Indenture by the Trustee.

     Section 3.16. ISSUANCE OF SUBSTITUTE NOTES. Upon the surrender of any Note or upon the receipt of a written notice of loss, theft, destruction or mutilation of any Note, the Company will execute and deliver to the holder thereof a new Note dated the date of the Note being surrendered or the original date of the Note in the case of any lost, stolen, destroyed or mutilated Note, but with appropriate notations thereon to reflect payments of principal and interest thereon; provided, however, that there shall never be outstanding at any one time more than one Note of any one series. Prior to execution and delivery of any such replacement Note the Company shall be indemnified to its reasonable satisfaction by the person seeking such replacement Note.

     Section 3.17. PAYMENT OF EXPENSES OF ISSUANCE OF SERIES 1996 BONDS. The Company agrees to be liable for and pay for any recording expenses, trustee's acceptance fees, commitment fees, escrow and title insurance costs, legal fees, printing expenses and other fees and expenses incurred or to be incurred by or on behalf of the Issuer and the Trustee in connection with or as an incident to the issuance and sale of the Series 1996 Bonds and the subsequent administration of this Loan Agreement. To the extent the foregoing are Costs of Construction, such costs, fees and expenses shall be paid with the proceeds of the Series 1996 Bonds pursuant to the Indenture.

     Section 3.18. MORTGAGEE TITLE INSURANCE POLICY. Concurrently with the acquisition of each Project Site the Company will deliver to the Issuer, Trustee and Original Purchaser an ALTA policy or policies of mortgagee title insurance in a form acceptable to the Issuer, Trustee and Original Purchaser in the aggregate amount equal to the purchase price of the land, building improvements and fixtures constituting the Project, issued by a title insurance company satisfactory to the Issuer, the Trustee and the Original Purchaser, insuring that the Trustee has a first mortgage lien on the Mortgaged Property, subject only to Permitted Encumbrances, if any. Any Net Proceeds received from such policy or policies shall be deposited in the Redemption Account for the redemption of Bonds in order to effect a prepayment of a portion of the Note as provided in Section
5.2 hereof.

     Section 3.19. FUNDING OF INDENTURE FUNDS; INVESTMENTS. The Issuer shall deposit with the Trustee all proceeds from the sale of the Series 1996 Bonds in the manner specified in Article ffl of the Indenture, and the Trustee shall deposit such proceeds in the manner specified in such Article. Further, the Company shall deposit with the Trustee an amount sufficient, when added to the amount already deposited in the Debt Service Fund, to cause the Debt Service Reserve Fund to be Fully Funded.

     The Trustee is hereby authorized, upon the direction of the Company, to trade with itself in the purchase and sale of securities for such investments. The Trustee shall not be liable or responsible for any loss resulting from any such investment. All such investments shall be held by or under the control of the Trustee and any income resulting therefrom shall be applied in the manner specified in the Indenture.

     Section 3.20. OTHER AMOUNTS PAYABLE BY THE COMPANY. The Company agrees to pay directly to the Trustee from time to time as long as there are Bonds Outstanding an amount equal to the fees and expenses of the Trustee for the services of the Trustee, as trustee, and as bond registrar and paying agent and for the necessary extraordinary services rendered by it and extraordinary expenses incurred by it under the Indenture, as and when the same become due. Notwithstanding anything in this Section 3.20 to the contrary, the Company may, without creating an event of default as herein deemed, contest in good faith the necessity for any such services, fees, charges or expenses of the Trustee.

     Section 3.21.  LEASED MORTGAGED PROPERTY.

          (a) The Company will pay or cause to be paid all rents, additional rents, taxes, assessments, water rates, sewer rates, and other charges mentioned in and made payable by the Company under the terms of any lease or other agreement pursuant to which the Company is the lessee of any Project Site or Equipment (a "Lease"), when and as often as the same shall become due and payable.

          (b) The Company: (i) will at all times promptly and faithfully keep and perform, or cause to be kept and performed, all the covenants and conditions contained in each Lease to be kept and performed by the Company and will in all respects conform to and comply with the material terms, covenants and conditions of each Lease; (ii) will do all things necessary to preserve and to keep unimpaired its rights and estate under each Lease; and (iii) will not do or permit anything to be done, the doing of which, or refrain from doing anything, the omissions of which, will be grounds for declaring a forfeiture or termination, in whole or in part, of any Lease.

          (c) The Company will not modify, extend, change, amend or in any way alter the terms of any Lease of any Project Site or terminate, cancel or surrender any such Lease, or waive, excuse, condone or in any way release or discharge the lessor thereunder of or from any of the lessor's interest, obligations, covenants, conditions and agreements by such lessor to be done and performed.

          (d) The Company will (i) promptly notify the Trustee in writing of the receipt by the Company of any notice from the lessor under any lease notice or claiming any default by the Company in the performance or observance of any of the terms, covenants, or conditions on the part of the Company under such Lease; and (ii) promptly notify the Trustee in writing of the receipt by the Company of any notice from the lessor of any Lease to the Company of any notice from such lessor of termination of such Lose.


     Section 3.22.  COMPLETION OF PROJECT.

          (a)  Company agrees that:

               (i) It will make, execute, acknowledge and deliver any contracts, orders, receipts, writings and instructions with any other persons, fins or corporations and in general do all things which may be requisite or proper, all for completing the Project.

               (ii) It will construct the Project in accordance with the final plans and specifications approved by IDEM, will substantially complete construction of the Lake/Porter portion of the Project by July l, 1997 and the Clark/Floyd portion of the Project by August 1,1997, and will comply in all material respects with all restrictions, conditions, ordinances, codes, regulations, and laws of all governmental authorities and agencies having jurisdiction over or an interest in the Project or any portion thereof.

               (iii) It will, upon completion of the Project, furnish to the Trustee (i) final lien waivers from all contractors or suppliers who have furnished material or labor for the Project; (ii) a final endorsement to the mortgagee title insurance policy or policies required by Section 3.18 hereof, reflecting completion of the Project.

     In the event the moneys in the Construction Fund should not be sufficient to pay in full the costs to be paid therefrom, the Company agrees, for the benefit of the Issuer and the Bondholders and in order to fulfill the purposes of the Act, to complete the Project and to pay that portion of the costs therefor as may be in excess of the moneys available therefor in such

                           [MISSING ORIGINAL PAGE 29]

          (ii) Notwithstanding the foregoing, but subject to receipt of prior written consent from the Issuer and the Original Purchaser, the Company may sell all or any portion of any Project Site that is no longer needed to perform its obligations under the IDEM Contract at such Project Site. All proceeds received by the Company (net of reasonable selling expenses actually incurred by the Company, not exceeding five percent (5%) of such proceeds) as a result of any such action shall be paid to the Trustee for deposit to the Redemption Account for redemption of Bonds in order to effect prepayment of a portion of the Note in accordance with Section 5.2 hereof. If the Company purchases or otherwise acquires an alternative Project Site to replace an existing Project Site, the alternative Project Site shall become Mortgaged Property. Following the execution, delivery and recording by the Company of such documents as may be necessary to subject such alternative Project Site to the lien of this Mortgage, subject only to Permitted Encumbrances, the Company may, subject to receipt of prior written consent from the Issuer and the Original Purchaser, sell the replaced Project Site, and all proceeds received upon such sale shall be applied as follows: (1) an amount equal to the excess of such proceeds over the price paid by the Company to acquire the alternative Project Site shall be paid to the Trustee for deposit to the Redemption Account for redemption of Bonds in order to effect prepayment of a portion of the Note in accordance with Section 5.2, and (2) the remainder shall be released to the Company. Upon paying over the proceeds of sale in accordance with this clause (ii), the lien of this Mortgage against the Project Site so sold shall be released. No release effected under the provisions of this Section
     3.23 shall, except to the extent provided in Section 5.4 hereof, entitle the Company to any abatement or diminution of the payments to be made hereunder.

     Section 3.24. SUBSTITUTION AND REMOVAL OF EQUIPMENT. Except as provided in this Section and Section 3.23 hereof, Equipment comprising part of the Mortgaged Property shall remain in or near the buildings comprising the Mortgaged Property and on the site thereof. The Company may from time to time substitute Equipment in the Mortgaged Property if the Equipment so substituted shall be of equivalent utility to that replaced, and if such substitution is made in accordance with the terms of the IDEM Contract. Such substituted Equipment shall become a part of the Mortgaged Property and be included under the terms of the Mortgage, and the replaced Equipment shall become the property of the Company free and clear of any claims of the Issuer, the Trustee or the Bondholders therein or thereto, upon payment to the Trustee, for deposit to the Redemption Account for the redemption of Bonds in order to effect the prepayment of a portion of the Note in accordance with Section 5.2, of (1) if the replaced Equipment is sold by the Company, the amount by which the proceeds of such sale (net of reasonable selling expenses actually incurred by the Company) exceed the purchase price paid by the Company for the substituted Equipment, or (2) if the Equipment is not sold by the Company, the amount by which the fair market value of the replaced Equipment exceeds the purchase price paid by the Company for the substituted Equipment. Any such substituted Equipment with an aggregate fair market value in excess of $100,000 shall be identified in writing by the Company to the Trustee, and the Original Purchaser and shall require the consent of the Original Purchaser.

     The Trustee, at the request of the Company, shall release from the lien of the Mortgage any Equipment comprising part of the Mortgaged Property without substitution therefor so long as such property is no longer used by or useful to the Company in the performance of its obligations under the IDEM Contract (whether by reason of changed techniques, obsolescence, depreciation or otherwise), provided that the Company shall pay to the Trustee for deposit in the Redemption Account (i) if such Equipment is sold, all proceeds from the sale of such Equipment (net of reasonable selling expenses actually incurred by the Company) or (ii) if such Equipment is not sold the fair market value, if any, of the Equipment and such amount shall be used for redemption of the Bonds in order to effect prepayment of a portion of the Notes as provided in Section 5.2 hereof. Upon such payment, the Equipment shall be free and clear of any claims of the Issuer, the Trustee or the Bondholders. This provision shall not entitle the Company to any abatement or diminution of the payments payable hereunder.

     The Issuer and Company agree to execute and deliver such documents (if any) as the Issuer or Company or Trustee may reasonably request in connection with any action taken by the Issuer or Company under this Section.

     Section 3.25. RIGHT OF ACCESS TO THE MORTGAGED PROPERTY. The Company shall allow the Original Purchaser and its agents at all reasonable times during development and construction of the Project, entry and free access to the Project, and to inspect all work done, labor performed and materials furnished on or about the Project. Without limiting the generality of the foregoing, Purchaser shall have the right to have materials and work tested at the Company's expense by third parties selected by the Original Purchaser if reasonably deemed necessary by the Original Purchaser. Company agrees that any inspection by the Original Purchaser of the improvements is for the purpose of protecting the security of the Original Purchaser. No such inspection shall be a representation by the Original Purchaser that there has been strict compliance by the general contractor or any subcontractor with the approved plans and specifications or that the construction is free from faulty materials or workmanship, nor shall any inspection by the Original Purchaser constitute approval of any certification given to the Original Purchaser or relieve any person making such certification from responsibility therefor.

     Section 3.26.  RESERVED.

     Section 3.27.  RESERVED.

     Section 3.28. SECURITY AGREEMENT. (a) With respect to those items referenced in the Granting Clauses in which a security interest may be created under Article 9 of the Uniform Commercial Code, as adopted and in effect in the State (herein sometimes referred to as the "Collateral"), this Loan Agreement is hereby made and declared to be a security agreement encumbering each and every item of such property comprising a part of the Collateral, in compliance with the provisions of the Uniform Commercial Code as adopted and in effect in the State. The Company hereby authorizes the Issuer, and the Trustee as the assignee of the Issuer, to execute and file, without necessity for the execution thereof by the Company, any financing statements, continuation statements, or other instruments or documents that the Issuer or the

Trustee may deem necessary or desirable to perfect and maintain the lien of this security agreement upon the Collateral and all parts thereof. The Company and Issuer agree that the filing of any such financing statement(s) in the records normally having to do with personal property shall not in any way affect the agreement of the parties hereto that all Equipment used in connection with the production of income from the Mortgaged Property or adapted for use therein or which is described or reflected in this Loan Agreement is, and at all times and for all purposes and in all proceedings, both legal and equitable, shall be regarded as part of the real estate conveyed hereby regardless of whether any such item is physically attached to the improvements or that serial numbers are used for the better identification of certain items capable of being thus identified in an exhibit hereto, or as any such item is referred to or reflected in any such financing statement(s) so filed at any time.

          (b) The mention in any such financing statement(s) of the rights in and to (i) the proceeds of any insurance policy, (ii) any award in condemnation or eminent domain proceedings for a taking or for loss of value, or (iii) Company's interest as landlord in any present or future lease or sublease or rights to income growing out of the use and/or occupancy of the Mortgaged Property, whether pursuant to a tenant lease of space or otherwise, shall not in any way alter any of the rights of the Issuer as determined by this Loan Agreement or affect the priority of the Issuer's security interest granted hereby or by any other recorded document, it being understood and agreed that such mention in such financing statement(s) is solely for the protection of the Issuer in the event any court shall at any time hold with respect to the foregoing clauses (i) to (iii) of this Section 3.28(b) that notice of the Issuer's priority of interest, to be effective against a particular class of persons, must be filed in the Uniform Commercial Code records.

          (c) The security interest granted herein shall attach as soon as the Company obtains any interest in any of the Collateral and before the Collateral becomes fixtures or before the Collateral is installed or affixed to any other collateral for the benefit of Issuer, to secure the indebtedness evidenced by the Company's Notes and all other indebtedness and obligations secured by this Loan Agreement, and all other sums and charges which may become due hereunder or thereunder. The security interest granted to the Issuer shall cover cash and non-cash proceeds of the Collateral, but nothing contained herein shall be construed as authorizing, either expressly or by implication, the sale or other disposition of the Collateral by the Company except on the terms and conditions set forth in this Loan Agreement.

          (d) In the event of a default hereunder, the Issuer (or the Trustee as the assignee of the Issuer), pursuant to said Uniform Commercial Code shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of the real property, in which event the default and remedy provisions of the Uniform Commercial Code shall not apply. The parties agree that, in the event an election is made to proceed with respect to the Collateral separately from the real property, the requirement of the Uniform Commercial Code as to reasonable notice of any proposed sale or disposition of the Collateral shall be met if such notice is mailed to the Company at the address for notice set forth herein at least five (5) days prior to the time of such sale or disposition.

          (e) All replacements, substitutions and additions, and accessions to the Collateral shall become and be immediately subject to the security interest of this Loan Agreement and shall be covered thereby. Company warrants and represents that all Collateral now is, and that all replacements thereof, substitutions therefor or additions and accessions thereto will be, free and clear of liens, encumbrances or security interests of others, except for Permitted Encumbrances.

          (f) Company warrants that (i) its name, identity, and principal place of business are as referred to in Article X hereof; (ii) it has been using or operating under said name and identity without change for a continuous period of more than four (4) months prior to the date hereof; and (iii) the location of all tangible Collateral will be the real estate constituting the Project Sites to be acquired with the proceeds the Series 1996 Bonds. Company covenants and agrees that it will furnish the Issuer and Trustee with notice of any change in the matters addressed by clauses (i) or (iii) of this Section 3.28(f) at least thirty (30) days prior to the effective date of any such change, and Company will promptly execute any financing statement(s) or other instrument(s) deemed necessary by the Issuer or Trustee to prevent any filed financing statement from becoming misleading or losing its perfected status.

          (g) Some of the items comprising the Collateral are goods that are or are to become, fixtures related to the real estate described on Exhibit A attached hereto and it is intended that, as to those goods, this Loan Agreement shall be effective as a financing statement filed as a fixture filing from the date of its filing for record in the real estate records of the county in which the real estate is located. The information in this
     Section 3.28(g) is provided in order that this Loan Agreement shall comply with the requirements of the Uniform Commercial Code as enacted in the State of Indiana, for mortgage instruments to be filed as financing statements. The Company is the "Debtor" and its name is as set forth in the definition thereof contained herein. The "Secured Party" is the Issuer with the Trustee being its assignee, and their respective names are as set forth in the definitions thereof contained herein. The mailing address of the Company, location of the chief executive offices of the Company and mailing address of the Trustee and Issuer from which information concerning the security interest granted herein may be obtained is set forth in Article X hereof. A statement indicating the types or describing the items comprising the Collateral is set forth hereinabove.

     Section 3.29. BALANCE IN THE DEBT SERVICE RESERVE FUND. Except when the Company's obligations under this Loan Agreement have been released pursuant to
Section 10.8 hereof, at any time that the Debt Service Reserve Fund is less than Fully Funded and the Company has received notice of such deficiency from the Trustee pursuant to Section 4.5 or 4.6 of the Indenture, the Company immediately shall deposit moneys with the Trustee for deposit in the Debt Service Reserve Fund as required under the Indenture so that it is Fully Funded.

     Section 3.30. REIMBURSEMENT OF ISSUER. Upon demand, the Company shall deposit money with the Trustee to reimburse the Issuer for (a) any deposits made to the Debt Service Reserve Fund by the Issuer or the State, from whatever source, in order to maintain the Debt Service Reserve Fund as Fully Funded, except when the Company's obligations under this Loan Agreement have been released pursuant to Section 10.8 hereof; and (b)all costs and expenses (including attorneys' fees and expenses and court costs) incurred by the Issuer or the State to enforce the obligations of the Company under this Loan Agreement. In addition, the Company shall pay interest at the Default Rate on the amounts owed under the preceding sentence from the date of demand until such amounts are paid to the Issuer.

     Section 3.31. MAINTENANCE OF LICENSES AND PERMITS. The Company shall maintain all material licenses, permits and all related or other material agreements necessary for the Company to operate the Project and perform the IDEM Contract. The Company will at all times comply with any and all governmental authority that may at any time have jurisdiction or power to regulate, license, or grant permits in respect of the facilities or activities of the Company, whether such regulations, rules, or requirements presently exist, or are modified, promulgated, or implemented after the date hereof, if the failure to comply might have or result in a material, adverse impact on the Company's ability to perform its obligations under the IDBM Contract or this Loan Agreement.

     Section 3.32. NOTICES OF DISPUTES, DEFAULTS AND OTHER MATTERS. The Company shall promptly give written notice to the Issuer and the Original Purchaser of:

          (a) Except when the Company is a reporting company under the 1934 Act, any citation, order to show cause, or other legal process or order that could have a material adverse effect on the Company, directing the Company to become a party to or to appear at any proceeding or hearing by or before any governmental authority that has granted to the Company a material license, contract, certificate of compliance or permit, and include with such notice a copy of any such citation, order to show cause, or other legal process or order;

          (b) Any (i) refusal or failure of any governmental authority to renew or extend any material license or governmental approval necessary to perform the IDEM Contract; or (ii) proposed or actual revocation, termination, or modification (whether favorable or adverse) thereof; or
     (iii) dispute or other action with respect thereto; or (iv) denial or threatened denial or revocation or modification by any governmental authority of any material license or governmental approval necessary to perform the IDEM Contract; or (v) notice from any governmental authority of the imposition of any material fumes or penalties or forfeitures with respect to the IDEM Contract; or (vi) threat or notice with respect to any of the foregoing or with respect to any proceeding or hearing that might result in any of the foregoing;

          (c) Any dispute concerning, or any threatened nonrenewal or modification of any material contract, license agreement, lease, or other agreement that is part of the Mortgaged Property to which the Company is a party;

          (d) Any actions, proceedings, or claims of which the Company may have notice, that may be commenced or asserted against the Company in which the amount involved is (i) $500,000 or more, and is not fully covered by insurance, which arise from the Company's performance of its obligations under the IDEM Contract, or (ii) if not solely a claim for monetary damages, could, if adversely determined, have a material adverse effect on the Company or its ability to perform the IDEM Contract;

          (e)  The occurrence of any default or event of default; or

          (f) Any notice of material breach or termination received by the Company from IDEM under the IDEM Contract.


Section 3.33.  HAZARDOUS SUBSTANCES.  The Company covenants and agrees that:

          (a) Company shall not permit the Mortgaged Property or any portion thereof to be a site for the storage, use, generation, manufacture, disposal, or transportation of Hazardous Substances, except as necessary for the construction and operation of the Project in substantial compliance with all applicable laws governing Hazardous Substances and in the ordinary course of the Company's performance of the IDEM Contract.

          (b) Company shall not permit any Hazardous Substances to be disposed of off the Mortgaged Property other than in properly licensed disposal sites.

          (c) Company, at its sole expense, will keep and maintain the Mortgaged Property and each portion thereof in substantial compliance with and shall not cause or permit the Mortgaged Property or any portion thereof to be in violation in any material respect of any laws governing Hazardous Substances.

          (d) Company will, within five (5) Business Days, advise the Issuer and the Original Purchaser in writing of any Release of Hazardous Substances where there is a reasonable possibility that such Release could result in remediation and other expenditures in excess of $50,000 and of any claim regarding Hazardous Substances.

          (e) Company agrees to indemnify and hold harmless the Issuer, the Trustee, and the Original Purchaser from and against any and all claims, demands, damages, losses, liens, liabilities, penalties, fines, lawsuits, and other proceedings and costs and expenses (including reasonable attorneys' fees), arising directly or indirectly from or out of, or in any way connected to (i) the accuracy or accuracy of the representations made pursuant to Section 2.2(i) or any breach by the Company of its covenants in this Section 3.33, (ii) any Release of Hazardous Substances and any activities on the Mortgaged Property during the Company's ownership, possession or control of the Mortgaged Property which directly or indirectly results in the Mortgaged Property or any other property being contaminated with Hazardous Substances, (iii) the discovery of Hazardous Substances on the Mortgaged Property that were released, discharged or disposed of during or prior to the Company's ownership, possession, or control of the Mortgaged Property, (iv) the cleanup of Hazardous Substances that were released, stored, discharged or disposed of during or prior to the Company's ownership, possession, or control of the Mortgaged Property, from the Mortgaged Property; and (v) the discovery of Hazardous Substances and/or the cleanup of the Hazardous Substances from adjacent or other property that has become contaminated as a result of any activity on the Mortgaged Property during or prior to the Company's ownership, possession, or control of the Mortgaged Property; provided, that the Company shall have no obligation to indemnify or hold harmless the Issuer, the Trustee or the Original Purchaser to the extent that any liability covered by this subsection arises from the storage, use, generation, handling, management, transportation, release or disposal of Hazardous Substances by the Issuer, the Trustee or the Original Purchaser, respectively. The indemnification provided in this subsection shall survive the termination of this Loan Agreement and the satisfaction of the indebtedness and obligations secured hereby.

     Section 3.34. AMENDMENTS TO IDEM CONTRACT. For so long as the Bonds are Outstanding, the Company shall not amend, supplement, terminate (except for an IDEM Termination Event) or otherwise modify the IDEM Contract in any manner that would reduce the aggregate amount payable to the Company thereunder, or consent to any such action without the prior written consent of the Original Purchaser, which consent shall not be unreasonably withheld.


                              (End of Article III)

                                   ARTICLE IV.

                     DAMAGE, CONDEMNATION, AND LOSS OF TITLE


     Section 4.1.  DAMAGE.  The Company agrees to notify the Trustee immediately
(a) of any damage to the Mortgaged Property resulting from fire or other casualty if such damage causes the Company to be unable to perform its obligations under the IDEM Contract for a period in excess of thirty (30) days, or (b) upon obtaining knowledge of the institution of any proceedings for the condemnation or taking of the Mortgaged Property or any portion thereof for public or quasi-public use if such condemnation causes the Company to be unable to perform its obligations under the IDEM Contract for a period in excess of thirty (30) days.

     In the event the Company is obligated to rebuild or replace the Project in order to perform its obligations under the terms of the IDEM Contract and an event of default does not exist hereunder, the Company will forthwith use the Net Proceeds of any insurance or condemnation award to repair, reconstruct, restore or replace such Mortgaged Property in order to so perform such obligations.

     If the Company is obligated to rebuild or replace the Project in order to perform its obligations under the terms of the IDEM Contract and an event of default exists hereunder, the Net Proceeds of any insurance or condemnation award received by the Company shall be transferred promptly by the Company to the Trustee and all Net Proceeds shall, at the direction of the Original Purchaser, either be used to repair, reconstruct, restore or replace such Mortgaged Property or be deposited in the Redemption Account of the Bond Fund for the redemption of Bonds in order to effect the prepayment of a portion of the Note pursuant to Section 5.2 hereof.

     If the Company is not obligated to repair, reconstruct, restore or replace such Mortgaged Property in order to perform its obligations under the IDEM Contract, the Net Proceeds of any insurance or condemnation award shall be transferred promptly to the Trustee, and the Trustee shall deposit all Net Proceeds into the Redemption Account of the Bond Fund for redemption of the Bonds in order to effect the prepayment of a portion of the Note pursuant to
Section 5.2 hereof.

     So long as an event of default does not exist hereunder and the Project is to be repaired, reconstructed, restored or replaced, any Net Proceeds received by the Trustee pursuant to Section 3.13 or Section 4.2 hereof shall be released from time to time by the Trustee to the Company upon the receipt of the written request of an authorized officer of the Company specifying the expenditures made or the indebtedness incurred in connection with such repair, reconstruction, restoration or replacement and stating that such Net Proceeds, together with any other moneys legally available for such purposes, will be sufficient to complete such repair, reconstruction, restoration or replacement. In such event, the Company shall complete the repair, reconstruction, restoration or replacement of such Mortgaged Property, whether or not the Net Proceeds of insurance or condemnation award received for such purposes are sufficient to pay for the same.

     The Company shall deliver to the Issuer, the Original Purchaser (so long as the Original Purchaser is the only holder of the Series 1996 Bonds) and the Trustee, within ninety (90) days after the completion of the repair, reconstruction, restoration, or replacement of the Project, a restoration certificate of its authorized Company representative stating that (i) the Project has been repaired, reconstructed, restored, or replaced, and (ii) he or she has made such investigation of such sources of information as are deemed to be necessary, including pertinent records of the Company, and is of the opinion that the repair, reconstruction, restoration, or replacement of the Project has been fully paid for and that no claim or claims exist against the Issuer or the Company or against the properties of either out of which a lien based on furnishing labor or material for such repair, reconstruction, restoration, or replacement of the Project, exists or might ripen; provided, however, there may be excepted from the foregoing statement any claim or claims or liens constituting Permitted Encumbrances. In the event such restoration certificate shall state that there is a claim or claims in controversy which create or might ripen into a lien, there shall be filed with the Issuer and the Trustee a certificate of the Company when and as such claim or claims shall have been fully paid or otherwise satisfied or released.

     Section 4.2. OTHER PROVISIONS WITH RESPECT TO NET PROCEEDS. The Company shall cause the Net Proceeds of any insurance or condemnation award in excess of $100,000, or the entire amount thereof if an event of default exists hereunder, to be paid to the Trustee to be deposited in a special trust account of the Construction Fund and shall be invested or reinvested in Qualified Investments subject to the Company's right to receive the same pursuant to Section 4.1 hereof.

     Section 4.3. INSUFFICIENCY OF NET PROCEEDS. If the Company is obligated to use such Net Proceeds for any repair, reconstruction, restoration, or replacement of the Project pursuant to Section 4. 1 hereof, and such Net Proceeds are insufficient to pay in full the cost of any repair, reconstruction, restoration, or replacement referred to in Section 4. 1 hereof, Company will nonetheless complete the work and will pay any cost in excess of the amount of the Net Proceeds held by the Trustee.

     Section 4.4. EXCESS NET PROCEEDS. After completion of the repair, reconstruction, restoration, or replacement of the Project and delivery by the Company of the restoration certificate pursuant to Section 4. 1 hereof, the Trustee shall transfer all moneys then in the special trust account of the Construction Fund to the Redemption Account for the redemption of Series 1996 Bonds in order to effect a prepayment of the Series 1996 Note pursuant to
Section 5.2 hereof.

                               (End of Article IV)

                                   ARTICLE V.

                         PREPAYMENT OF SERIES 1996 NOTE


     Section 5.1.  OPTIONAL PREPAYMENT.

     (a) Except as described in this Article V, the Series 1996 Note is not subject to optional prepayment by the Company.

     (b) The Series 1996 Note may be prepaid at the option of the Company in whole or in part at any time at 100% of the principal amount thereof, plus a premium equal to the Breakage Amount, plus accrued interest to the date of prepayment.

     In order to exercise such option to prepay the Series 1996 Note in whole or in part, the Company must cause funds to be deposited with the Trustee to pay the principal of, Breakage Amount, if any, and accrued interest to the prepayment date on Series 1996 Bonds in the same principal amount as the principal amount of the Series 1996 Note to be prepaid.

     In order to exercise such option to prepay the Note in whole, the Company must deposit with the Trustee sufficient funds to pay the principal amount thereof; plus a premium equal to the Breakage Amount and accrued interest on all outstanding Series 1996 Bonds to the prepayment date.

     Section 5.2.  MANDATORY PREPAYMENT.

     (a) Except as described in this Article V, the Series 1996 Note is not subject to mandatory prepayment by the Company.

     (b) The Series 1996 Note shall be prepaid in the amount of any proceeds available from the sources described in Sections 3.18, 3.22, 3.23, 3.24, 4.1 and
4.4 hereof at any time at 100% of the principal amount thereof, plus a premium equal to the Breakage Amount, plus accrued interest to the date of prepayment; PROVIDED, HOWEVER, that if such deposits are not sufficient to redeem the minimum denomination of a Bond set forth in Section 5.6 of the Indenture, such amounts shall be retained in the Redemption Account until sufficient funds are available.

     (c) The Series 1996 Note shall be prepaid not later than one year after the termination of the IDRM Contract as a result of the breach thereof by the Company at 100% of the principal amount thereof, plus a premium equal to the Breakage Amount, plus accrued interest to the date of prepayment.

In the event of a mandatory prepayment described in Section 5.2(b) or (c), the Company must deposit with the Trustee sufficient funds to pay the principal of, Breakage Amount, if any, and any other premium required to be paid in connection with such redemption, and unpaid and accrued interest to the prepayment date on Series 1996 Bonds in the same principal amount as the principal amount of the Series 1996 Note to be prepaid.

     Section 5.3. NOTICE OF PREPAYMENT. The Company shall give the Trustee not less than thirty (30) days prior written notice of any prepayment of the Series 1996 Note pursuant to Section 5.1 or 5.2 hereof, which notice shall designate the date of prepayment and the amount thereof, and direct the redemption of Series 1996 Bonds in the same principal amount as the principal amount of the Series 1996 Note to be prepaid.


                               (End of Article V)

                                   ARTICLE VI.

                   ACQUISITION OF PROJECT SITES AND EQUIPMENT

     Section 6.1. ACQUISITION OF PROJECT SITES AND EQUIPMENT. As Project Sites and Equipment are acquired with the proceeds of the Series 1996 Bonds, the Company shall represent and certify in the written requests for disbursements to the Trustee that (a) the facts and representations set forth in Sections 2.2(d), 2.2(h) and 2.2(i) hereof are true and accurate as of such date of requisition with respect to such Project Site and that the mortgagee title/policy requirements of Section 3. 18 hereof are being simultaneously complied with and
(b) the facts and representations set forth in Section 2.2(d) and 2.2(h) hereof are true and accurate as of such date of requisition with respect to such Equipment.

     Section 6.2. AMENDMENTS TO LOAN AGREEMENT. As a condition to the disbursement by the Trustee as described in Section 6. 1 above, the Company shall execute and deliver to the Issuer and the Trustee, for the benefit of the Issuer and the Trustee, amendment(s) to this Loan Agreement and the Indenture, thereby subjecting the lien of this Mortgage to the additional Project Sites so acquired. Such amendment(s) shall be in the form attached hereto as EXHIBITS C and D and incorporated herein by this reference (individually an "Amendment" and collectively the "Amendments"). After the execution and delivery thereof, and subject to the conditions set forth herein, such Amendment or Amendments shall be recorded in the office of the Recorder of each County where such newly acquired Project Site(s) is situated.



                               (End of Article VI)

                                  ARTICLE VII.

                     EVENTS OF DEFAULT AND REMEDIES THEREFOR

     Section 7.1. EVENTS OF DEFAULT. (a) The occurrence and continuance of any of the following events shall constitute an "event of default" hereunder:

          (i) failure of the Company to pay any installment of interest or principal, or any premiums on the Note, or any amount payable under Section 3.30, when the same shall become due and payable, whether at maturity or upon any date fixed for prepayment or by acceleration or otherwise (including, without limitation, any failure by the Company to effect any mandatory prepayment under Section 5.2 hereof), and the continuance of the same for five (5) days: PROVIDED THAT such failure to pay shall not constitute an event of default hereunder if it occurs and is continuing only during the period of the sixty (60) days following the exercise by the Company of its option under Section 10.8 hereof; or

          (ii) failure of the Company to perform any other covenant, condition or provision hereof, and to remedy such default within 30 days after notice thereof from the Trustee to the Company, unless the Requisite Bondholders shall have consented thereto; or

          (iii) the occurrence of any default by the Company under either of the Company's Public Debt Instruments which results in the acceleration of the Company's debt thereunder; or

          (iv) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or for any substantial part of its property, or ordering the windup or liquidation of its affairs; or the filing and pendency for sixty (60) days without dismissal of a petition initiating an involuntary case under any other bankruptcy, insolvency or similar law; or

          (v) the commencement by the Company of any voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, whether consent by it to an entry to an order for relief in an involuntary case and under any such law or to the appointment of or the taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making of it by any general assignment for the benefit of creditors, or the failure of the Company generally to pay its debts as such debts become due, or the taking of corporate action by the Company in furtherance of any of the foregoing; or

          (vi) any representation, warranty, statement, financial statement or certificate, made or delivered by the Company to the Issuer, the Trustee, or the Original Purchaser is not true and correct in any material respect as of the date when made or reaffirmed; or

          (vii) at any time that there are no securities outstanding under the Public Debt Instruments, the Company permits any uninsured judgment or monetary penalty rendered against it in any judicial or administrative proceeding in an amount in excess of $1,500,000 to remain unsatisfied for a period in excess of 45 days unless such judgment or penalty is being contested in good faith by appropriate proceedings and unless an appropriate reserve has been established with respect thereto; or

          (viii) at any time that there are no securities outstanding under the Public Debt Instruments, a payment default, aggregating at least $500,000 at any one tune, which extends beyond any stated period of grace applicable thereto, including any extension thereof, under any debt of the Company or any of its subsidiaries with an aggregate principal amount in excess of $7,500,000, whether now existing or hereafter created, or failure to pay such debt for borrowed money at its stated maturity, or any other default that has resulted in the acceleration of debt for borrowed money of the Company or any of its subsidiaries with an aggregate principal amount in excess of $7,500,000; or

     (b) During the occurrence and continuance of any event of default hereunder, the Trustee, as assignee of the Issuer pursuant to the Indenture, on behalf of any unpaid Bondholders and the Issuer shall have the rights and remedies set forth in this Article vI', in addition to any other remedies herein or by law provided. It is agreed that the holders of all of the Bonds outstanding at any time may direct the Trustee, and the Trustee shall abide by such direction, with regard to the remedy or remedies to be pursued hereunder or under the Indenture with respect to an event of default hereunder.

     (c) Upon the occurrence of an event of default described in Section 7. l hereof:

     (i) ACCELERATION. The Trustee may, and shall if directed by Requisite Bondholders, by written notice to the Company, declare the principal of the Notes and all other obligations of the Company hereunder (if not then due and payable), and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and be immediately due and payable, anything in the Notes or in this Loan Agreement contained to the contrary notwithstanding.

     (ii) TRUSTEE MAY ENTER AND TAKE POSSESSION. OPERATE AND APPLY INCOME. The Trustee, personally or by its agents or attorneys, may to the extent permitted by law enter into and upon all or any part of the Mortgaged Property and each and every part thereof, and may exclude the Company, its agents and servants wholly therefrom; and having and holding the same, may use, operate, manage and control the Mortgaged Property for any lawful purpose, and upon every such entry, the Trustee, at the expense of the Company either by purchase, repairs or construction, may from time to time maintain and restore the Mortgaged Property whereof it shall become possessed as aforesaid, and may insure and reinsure the same as may seem to it to be judicious; and likewise, from time to time at the expense of the Company, the Trustee may make all necessary or proper repairs, renewals, and replacements, and alterations, additions, betterment and improvements thereto and thereon as to it may seem judicious; and the Trustee shall be entitled to collect and receive all earnings, revenues, rents, issues, profits and income of the same and every part thereof; and alter deducting the expenses of operations, maintenance, repairs, renewals, replacements, alterations, additions, betterment and improvements and all payments which may be made for taxes, assessments, insurance and prior or other proper charges upon the Mortgaged Property or any part thereof, as well as all advances by the Trustee and compensation for the services of the Trustee and for all counsel and agents and clerks and other employees by its property engaged and employed, the Trustee shall apply the moneys arising as aforesaid as provided in Section 7.6 hereof.

     (iii) RIGHT TO BRING SUIT, ETC. The Trustee, with or without entry, personally or by attorney, may in its discretion, proceed to protect and enforce its rights by a suit or suits in equity or at law, whether for damages or for the specific performance of any covenant or agreement contained in the Notes, this Loan Agreement or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy, as the Trustee shall deem most effectual to protect and enforce any of its rights or duties hereunder; provided, however that all costs incurred by the Trustee and the Issuer under this Article shall be paid to the Issuer and the Trustee by the Company on demand.

     Section 7.2. FORECLOSURE AND SALE OF MORTGAGED PROPERTY. During occurrence and continuance of an event of default the Trustee may, with or without entry, personally or by attorney, sell, to the extent permitted by law, to the highest bidder all or any part of the Mortgaged Property and all right, title, interest, claim and demand therein, and the right of redemption thereof, in one lot as an entirety, or in separate lots, as the Trustee may elect, and in one sale or in any number of separate sales held at one time or any number of times, which such sale shall be made at public auction at such place in the county in which the Mortgaged Property to be sold is situated and at such time and upon such terms as may be fixed by the Trustee and briefly specified in the notice of such sale or sales. Any sale by the Trustee may nevertheless, at its option, be made at such other place or places, and in such other manner, as may now or hereafter be authorized by law. In the event of any sale of the Mortgaged Property, the principal of the Notes and all other obligations of the Company hereunder, if not previously due, immediately thereupon shall become due and payable, anything in the Notes or this Mortgage to the contrary notwithstanding. The parties expressly agree that notice sent to the Company five (5) days before any such sale shall be reasonable notice.

     Section 7.3. SALE A BAR. Any sale or sales pursuant to Section 7.2 hereof shall operate to divest all estate, right, title, interest, claim or demand whatsoever, whether at law or in equity, of the Company, in and to the premises, property, privileges and rights so sold, and shall be a perpetual bar both at law and in equity against the Company, its successors and assigns, and against any and all persons claiming or who may claim the same, or any part thereof, from, through or under the Company, its successors or assigns.

     Section 7.4. RECEIPT SUFFICIENT DISCHARGE FOR PURCHASER. The receipt of the Trustee or of the court officer conducting any such sale for the purchase money paid at any such sale shall be a sufficient discharge therefor to any purchaser of the property, or any part thereof, sold as aforesaid; and no such purchaser or his representatives, grantees or assigns, after paying such purchase money and receiving such a receipt, shall be bound to see to the application of such purchase money upon or for the purpose of this Loan Agreement, or shall be answerable in any manner whatsoever for any loss, misapplication or non-application of any such purchase money or any part thereof, nor shall any such purchaser be bound to inquire as to the necessity or expediency of any such sale.

     Section 7.5. SALE TO ACCELERATE NOTES. In the event of any sale pursuant to Section 7.2 hereof, the principal of the Notes and all other obligations of the Company hereunder, if not previously due, immediately thereupon shall become due and payable, anything in the Notes or this Loan Agreement to the contrary notwithstanding.

     Section 7.6. APPLICATION OF PROCEEDS OF SALE. The purchase money proceeds or avails of any such sale, together with any other sums which then may be held by the Trustee under this Loan Agreement as part of the Mortgaged Property or the proceeds thereof allocable to the Series 1996 Note, whether under the provisions of this Article or otherwise, shall be paid to the Trustee, who shall apply such funds as follows:

             FIRST: To the payment of the costs and expenses of such sale, including reasonable compensation to the Issuer, the Trustee, its or their agents, attorneys and counsel, and the expenses of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by the Issuer or the Trustee as permitted by this Loan Agreement, together with interest on all advances made by the Trustee, and to the payment of all taxes, assessments or liens prior to the lien of this Loan Agreement, except any taxes, assessments, liens, or other charges, subject to which the property shall have been sold.

             SECOND: To the payment of the whole amount then due, owing and unpaid upon the Notes for principal, interest and premium, if any; and in case such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the

     Notes, then ratably according to the aggregate of such principal and the accrued and unpaid interest and premium, if any, without preference or priority as between principal, interest or premium; such application to be made upon presentation of the Notes and the notation thereon of the payment, if partially paid, or the surrender and cancellation thereof, if fully paid.

             THIRD: To payment and satisfaction of the obligations of the Company under Section 3.30.

             FOURTH: To the payment of any other sums required to be paid by the Company pursuant to any provisions of this Loan Agreement or of the Notes.

             FIFTH: To the payment of the surplus, if any, to the Company or its successors or assigns, upon the written request of the Company or to whomsoever may be lawfully entitled to receive the same upon its written request, or as any court of competent jurisdiction may direct.

     Section 7.7. PAYMENT OF DEFAULTED AMOUNTS ON DEMAND OF TRUSTEE. In case the Company shall:

          (i) fail to pay any installment of interest on the Notes when and as the same shall become due and payable, as therein and herein expressed; or

          (ii) fail to pay the principal of the Notes, when and as the same shall become due and payable, whether at maturity or upon designation for prepayment or by declaration, or upon a sale as in Section 7.5 hereof provided, or otherwise; or

          (iii)  fail to pay amounts owed to the Issuer under Section 3.30;

then upon written demand of the Trustee the Company will pay to the Trustee the whole amount which then shall have become due and payable on the Notes for interest or principal or both, as the case may be, the whole amount then due under Section 3.30, including interest as provided therein, and in addition thereto such further amount as shall be sufficient to cover the cost and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder. The exercise by the Trustee under this Section 7.7 shall not prevent acceleration of the Notes under Section 7.1.

     Section 7.8. TRUSTEE MAY ENFORCE DEMAND. In case the Company shall have failed to pay such principal and interest and other amounts upon demand, the Trustee, in its own name, may constitute such actions or proceedings at law or in equity for the collection of the amounts so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company and collect the moneys adjudged or decreed to be payable out of the property of the Company wherever situated, in the manner provided by law.

     The Trustee shall, if permitted by law, be entitled to recover judgment as aforesaid either before or after or during the pendency of any proceedings for the enforcement of the lien of this Mortgage; and the right of the Trustee, to recover such judgment shall not be affected by any entry or sale hereunder or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Mortgage or the foreclosure of the lien hereof; and in case of a sale of the Mortgaged Property and of the application of the proceeds of sale, as in Section 7.6 provided, to the payment of the debt hereby secured, the Trustee shall be entitled to enforce payment and to receive all amounts then remaining due and unpaid upon the Notes then outstanding, and shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest.

     No recovery of any judgment by the Trustee, and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property, shall affect the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any lien, rights, powers or remedies of the Trustee hereunder, but such lien, rights, powers or remedies of the Trustee shall continue unimpaired as before.

     Any moneys thus collected by the Trustee under this Section shall be applied by the Trustee as provided in Section 7.6 hereof.

     Section 7.9. TRUSTEE ENTITLED TO APPOINTMENT OF RECEIVER. The Company further covenants that upon the happening of any event of default and thereafter during the continuance of such event of default unless the same shall have been waived as hereinbefore provided, the Trustee shall be entitled as a matter of right if it shall so elect, (i) forthwith and without declaring the principal of the Notes to be due and payable, or (ii) after declaring the same to be due and payable, or (iii) upon the filing of an action to foreclose this Mortgage or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceeding to enforce any right of the Trustee to the appointment of a receiver or receivers of the Mortgaged Property and of all the earnings, revenues, rents, issues, profits and income thereof, with such powers as the court making such appointment shall confer, which may comprise any or all of the powers which the Trustee is authorized to exercise by the provisions of Section 7. 1(c)(iii). The Company, if requested so to do by the Trustee will consent to the appointment of any such receiver as aforesaid.

     Section 7.10. REMEDIES CUMULATIVE. Except as provided in Section 7.6 hereof, no remedy herein conferred upon or reserved to the Trustee is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

     Section 7.11. DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Trustee to exercise any right or power accruing upon any event of default shall impair any such right or power, or shall be construed to be a waiver of any such event of default or an acquiescence therein; and every power and remedy given by this Loan Agreement to the Trustee may be exercised from time to time and as often as may be deemed expedient by the Trustee.

          Section 7.12. WAIVER OF EXTENSION, APPRAISEMENT OR STAY LAWS. To the extent permitted by law, the Company will not during the continuance of any event of default hereunder insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Loan Agreement; nor claim, take or insist upon any benefit or advantage of any law now or thereafter in force providing for the valuation or appraisement of the Mortgaged Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provisions herein contained, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted by the United States of America or by any state or territory, or otherwise, to redeem the property so sold or any part thereof; and the Company hereby expressly waives all benefits or advantage of any such law or laws and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to the Trustee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted.

     Section 7.13. REMEDIES SUBJECT TO PROVISIONS OF LAW. All rights, remedies and powers provided by this Article may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Article are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Mortgage invalid or unenforceable under the provisions of any applicable law.

     Section 7.14. REMEDIES UNDER UNIFORM COMMERCIAL CODE. In addition to any other remedies provided for hereby or by law the Trustee shall have the rights of a secured party and the Company shall have the rights of a debtor under the Uniform Commercial Code of Indiana, codified at Indiana Code 26-1 (or any successor code or statute) with respect to the Collateral upon the occurrence and continuance of an event of default hereunder, as deemed in Section 7.1 hereof.


                              (End of Article VII)

                                  ARTICLE VIII.

                                    IMMUNITY

     Section 8.1. IMMUNITY. (a) No covenant or agreement contained in the Bonds, the Loan Agreement or the Indenture shall be deemed to be a covenant or agreement of any member, director, officer, agent, attorney or employee of the Issuer, in his or her individual capacity; neither the members, directors, officers, agents, attorneys, or employees of the Issuer executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance of the Bonds (or failure to issue such Bonds); and no recourse shall be had for the payment of the principal of, redemption premium, if any, and interest on any of the Bonds or for any claim based thereon or upon any obligation, covenant, or agreement contained in the Bonds, the Indenture, or this Loan Agreement (or any other agreement entered into by the Issuer with respect thereto) against any past, present, or future member, director, officer, agent, attorney, or employee of the Issuer (or of any successor thereto), as such, either directly or through the Issuer or any successor thereto, under any rule of law or equity, statute or constitution, or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such member, director, officer, agent, attorney, or employee, as such, is hereby expressly waived and released as a condition of and in consideration for the execution of the Indenture and this Loan Agreement (and any other agreement entered into by the Issuer with respect thereto) and the issuance of the Bonds.

     (b) No recourse shall be had for the payment of the principal or prepayment price of, or interest on the Series 1996 Note, or for any claim based thereon or on this Agreement, against any officer, director or stockholder, past, present or future, of Company as such, either directly or through Company, under any constitutional provision, statute or rule of law, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise.

     Section 8.2. LIABILITY OF ISSUER. Any and all obligations of the Issuer under the Bonds, the Indenture, and this Loan Agreement are special, limited obligations of the Issuer, payable solely out of the revenues and income derived under this Loan Agreement and as otherwise provided in the Indenture and this Loan Agreement. The obligations of the Issuer hereunder shall not be deemed to constitute an indebtedness or an obligation of the Issuer, the State, or any political subdivision or taxing authority thereof within the purview of any constitutional or statutory limitation or provision, a pledge of the faith and credit or a charge against the general taxing powers, if any, of the Issuer, the State, or any political subdivision or taxing authority thereof. The Issuer has no taxing authority.


                              (End of Article VIII)

                                   ARTICLE IX.

                SUPPLEMENTS AND AMENDMENTS TO THIS Loan Agreement

     Section 9.1. SUPPLEMENTS AND AMENDMENTS TO THIS LOAN AGREEMENT. Subject to the provisions of Article X of the Indenture, the Company and the Issuer may from time to time enter into such supplements and amendments to this Loan Agreement as to them may seem necessary or desirable to effectuate the purposes or intent hereof; provided, however, that for so long as the Original Purchaser is the sole Bondholder, no amendments or supplements may be made to the Loan Agreement without the prior written consent of the Original Purchaser.


                               (End of Article IX)

                                   ARTICLE X.

                            MISCELLANEOUS PROVISIONS

     Section 10.1. LOAN AGREEMENT FOR BENEFIT OF PARTIES HERETO. Nothing in this Loan Agreement, express or implied, is intended or shall be construed to confer upon, or to give to, any person other than the parties hereto, their successors and assigns, and the holder of the Notes, any right, remedy or claim under or by reason of this Loan Agreement or any covenant, condition or stipulation hereof; and the covenants, stipulations and agreements in this Loan Agreement contained are and shall be for the sole and exclusive benefit of the parties hereto, their successors and assigns, the Trustee and the holder of the Notes.

     Section 10.2. SEVERABILITY. In case any one or more of the provisions contained in this Loan Agreement or in the Notes shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

     Section 10.3. LIMITATION ON INTEREST. No provisions of this Loan Agreement or of the Notes shall require the payment or permit the collection of interest in excess of the maximum amount permitted by law. If any excess of interest in such respect is herein or in the Notes provided for, or shall be adjudicated to be so provided for herein or in the Notes, neither the Company nor its successors or assigns shall be obligated to pay such interest in excess of the maximum amount permitted by law, and the right to demand the payment of any such excess shall be and hereby is waived, and this provision shall control any provisions of this Loan Agreement and the Notes inconsistent with this provision.

     Section 10.4. ADDRESSES FOR NOTICE AND DEMANDS. All notices, demands, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when mailed by registered or certified mail, postage prepaid, with proper address as indicated below. The Issuer, the Company, and the Trustee may, by written notice given by each to the others, designate any address or addresses to which notices, demands, certificates or other communications to them shall be sent when required as contemplated by this Mortgage. Until otherwise provided by the respective parties, all notices, demands, certificates and communications to each of them shall be addressed as follows:

     To the Issuer: Indiana Development Finance Authority
                    Attn:  Executive Director
                    One North Capitol, Suite 320
                    Indianapolis, Indiana  46204

     To the Company:     Envirotest Systems Corp.
                         Attention:  Chief Financial Officer
                         246 Sobrante Way
                         Sunnyvale, California  94086

     To the Trustee:     Old National Trust Company
                         420 Main Street
                         P.O. Box 207
                         Evansville, Indiana  47702

                         Attention:  Corporate Trust Department

     Section 10.5. SUCCESSORS AND ASSIGNS. Whenever in this Loan Agreement any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included and all the covenants, promises and agreements in this Loon Agreement contained by or on behalf of the Company, or by or on behalf of the Issuer, shall bind and inure to the benefit of the respective successors and assigns, whether so expressed or not. Provided, however, the Company may not assign its rights or obligations under this Loan Agreement without the consent of the Issuer and the Bondholders, which may be withheld in their absolute discretion.

     Section 10.6. COUNTERPARTS. This Loan Agreement is being executed in any number of counterparts, each of which is an original and all of which are identical. Each counterpart of this Loan Agreement is to be deemed an original hereof and all counterparts collectively are to be deemed but one instrument.

     Section 10.7. GOVERNING LAW. It is the intention of the parties hereto that this Loan Agreement and the rights and obligations of the parties hereunder and the Notes and the rights and obligations of the parties thereunder, shall be governed by and construed and enforced in accordance with, the laws of Indiana.

     Section 10.8. COMPANY'S OPTION UPON IDEM TERMINATION EVENT. (a) Subject to satisfaction of the conditions set forth in (b) below, upon the occurrence of an IDEM Termination Event, the Company shall have an option to transfer and convey to the Issuer all of its right, title and interest in the Mortgaged Property in accordance with (c) below, in full satisfaction of its obligations hereunder as set forth in (d) below. The option granted in the foregoing sentence shall be exercisable only by giving written notice of such exercise to the Issuer, the Trustee and the Original Purchaser (if still a Bondholder), which written notice shall be given (i) not later than fifteen (15) days after the occurrence of the IDEM Termination Event, if termination occurs pursuant to Articles XXV or XVI (6)(E) of the IDEM Contract, or (ii) not later than sixty
(60) days after the occurrence of the IDEM Termination Event, if termination occurs pursuant to Article XXIV(1) of the IDEM Contract.

     (b) The obligation of the Issuer to consummate the transaction contemplated by subparagraph (c) below and to release the Company from liability as provided in subparagraph (d) below shall be subject to full performance by the Company of the provisions of (c) below and satisfaction of all of the following conditions:

           (i) at the time the IDEM Termination Event occurs, at the time option is exercised, and at the time of Closing (as deemed below):
      (A) there shall be securities outstanding under the Public Debt Instruments, and the outstanding principal balance of the Note shall be in excess of $7,500,000; (B) no event of default under Section 7. 1(i) shall have occurred and be continuing;

           (ii) at the time of Closing (as deemed below): (A) the Company shall have fully performed all of its obligations under Sections 3.11, 3.13, 3.15, 3.17, 3.21 and 3.33(e), to the extent performance of such obligations has become due prior to Closing, and (B) any failure by the Company to perform its obligations under Sections 3.7, 3.8, 3.9,
      3.23 or 3.33(a), (b), and (c), shall have been remedied in the manner and at the times provided in subsection (b)(iv) below;

           (iii) at the time the IDEM Termination Event occurs, the Company shall not have been notified by IDEM in writing that IDEM is terminating the IDEM Contract as a result of a breach by the Company of its obligations under the IDEM Contract; and,

           (iv) not later than sixty (60) days after the Company exercises the option granted herein, the Company shall have provided to the Issuer such evidence as the Issuer reasonably may require that the Company has fully performed its obligations under Sections 3.7, 3.8, 3.9, 3.23 and 3.33 (a), (b) and (c). Any default under such Sections shall be remedied by the Company prior to the time of Closing. In the event the default cannot be remedied by the payment of cash by the Company, the Company shall be permitted to remedy such default by either transferring the portion of the Mortgaged Property with the unremedied default to the Issuer together with an amount equal to the diminution in fair market value of such portion of the Mortgaged Property caused by such default or, at the option of the Issuer, such Mortgaged Property shall be retained by the Company (free of all liens created under this Loan Agreement) and the Company shall pay to the Issuer the fair market value of such property (determined as if such default had not occurred). At the Closing, the Issuer shall reimburse the Company for reasonable expenses incurred by the Company in providing evidence of its performance of its obligations under the Sections cited above in this subsection (b)(iv), provided that (l) all costs of such remedies shall be borne by the Company and (2) if the Closing does not occur as a result of the Company's failure to satisfy the conditions set forth in this subsection (b) or failure to perform as contemplated by subsection (c), all such expenses shall be borne by the Company. Notwithstanding the foregoing, if such conditions are not satisfied within such 60 day period, the Company may continue to attempt to satisfy such conditions for an additional 120 days so long as the Company (1) pays any past due payments on the Note, and
      (2) continues to make current payments on the Note as they come due, and (3) otherwise complies with the Sections of this Loan Agreement listed above in this subsection (b)(iv), and (4) continues to maintain and insure the Mortgaged Property pursuant to Sections
      3.11 and 3.13 hereof. The fair market value of the applicable portion of the Mortgaged Property, or the amount of any diminution in such fair market value, thereof, as the case may be, shall be determined, as of the date of the appraisal, by an MAI appraiser with experience in valuing such types of property reasonably satisfactory to the Company and the Issuer. All appraisal costs shall be borne by the Company.

     (c) Within fifteen (15) days after the date the conditions set forth in subsection (b) above have been satisfied, at a closing (the "Closing") to be held on a date and at a time that is convenient to each of the parties, at the offices of the Issuer in Indianapolis, Indiana, the Company shall execute, acknowledge and deliver to the Issuer each of the following, all in form and substance acceptable to the Issuer, the Trustee and the Original Purchaser (if still a bondholder):

           (i) general warranty deeds (together with appropriate vendors affidavits) by which the Company shall convey to the Issuer marketable fee simple title (or assignment of leasehold interest) to the Project Sites, subject only to Permitted Encumbrances (provided that those described in clauses (vi) and (vii) of the definition thereof shall be either discharged or to the extent not dischargeable such encumbrances shall be insured over pursuant to an owner's policy of title insurance from an insurance company reasonably satisfactory to the Issuer with the costs of such policy to be borne by the Company); and

           (ii) bills of sale and assignments by which the Company shall transfer, assign and convey to the Issuer good and merchantable title (or assignment of leasehold interest) to the Company's interest in all other of the Mortgaged Property, subject only to Permitted Encumbrances (provided that those described in clauses (vi) and (vii) of the definition thereof shall be either discharged or insured in the manner set forth in (c)(i) above); and

           (iii) a transferable, royalty-free, non-exclusive license for the use of all Equipment-related software in connection with the performance of the remaining term of the IDEM Contract; and

           (iv) such evidence as the Issuer may require that the actions contemplated by this Section 10.8 have been duly authorized by all necessary corporate action on the part of the Company; and

           (iv) an opinion (in the form of the ABA Third Party Opinion Accord) of counsel to the Company to the effect that all documents executed by the Company and delivered to the Trustee at the Closing have been duly authorized, executed and delivered and are enforceable against the Company in accordance with their respective terms, and that the execution, delivery and performance thereof does not conflict with or constitute a breach of or default under the Company's organizational documents, or any agreement, instrument, document, order, judgment or decree to which it is a party or by which it or its properties are bound; and

           (vi) an indemnification agreement, by which the Company shall agree to indemnify, defend and hold harmless the Issuer, the Trustee and the Original Purchaser and their respective members, directors, officers, agents, attorneys, employees, successors and assigns from and against any loss, cost, damage, liability, expense (including attorney's fees), claim, demand or cause of action (including any and all environmental claims, personal injury and property damage claims) that (l) arises out of or relates to the operation of the Project or the operation or ownership of the Mortgaged Property at any time prior to the Closing, or (2) is incurred as a result of any misrepresentation or inaccuracy in any document, instrument, agreement, affidavit, report or certificate executed and/or delivered by the Company in connection with the transaction contemplated by this
      Section 10.8; provided, however, that the foregoing shall not be deemed to require the Company to indemnify, defend and hold harmless the Issuer, the Trustee and the Original Purchaser, and their respective members, directors, officers, agents, attorneys, employees, successors and assigns from and against any loss, cost, damage, liability, expense (including attorney's fees), claim, demand, or cause of action that arises as a consequence of the IDEM Termination Event itself (other than those items indemnified above) or the nonpayment of the Bonds.

     (d) Upon full performance by the Company of the provisions of (c) above, the Note, duly cancelled, shall be delivered to the Company and all liability of the Company to the State, the Issuer, the Trustee and the Original Purchaser (excluding its liabilities under Section 3.15 and 3.33(e) to the extent such liability relates to events that occurred prior to the Closing, and under the indemnification agreement identified in subparagraph (c)(vi) above) hereunder, under the Indenture, and under the Bond Placement Agreement shall cease and determine. If the Trustee is then holding reserves established by the Company pursuant to clauses (vi) or (vii) of the definition of Permitted Encumbrances, such reserves together with the Company's portion of the Debt Service Reserve Fund shall be released to the Company.

     (e) Any moneys owed to the Company for services rendered under the IDEM Contract prior to Closing or any claims for compensation or equitable adjustments the Company has against the State pursuant to the IDEM Contract, at the time of Closing, shall remain the property of the Company (free and clear of the lien of this Mortgage) notwithstanding any transfer of the IDEM Contract to the Issuer or the Trustee pursuant to the provisions hereof and the Indenture.

     Section 10.9. ISSUER PROCEDURES. The Issuer agrees that whenever a consent, waiver or an approval contemplated by the terms hereof is required, the Issuer may take such action through its Executive Director and other officers, in consultation with Issuer's counsel if deemed necessary and appropriate by the Executive Director and such officers. Notwithstanding the above provision, the Executive Director and such officers shall not be precluded from seeking official action by the full membership of the Issuer with regard to any such consent, waiver or approval.

                               (End of Article x)

     IN WITNESS WHEREOF, the Issuer and the Company have caused this Loan Agreement to be executed in their respective names, and the Issuer and the Company have caused their corporate seals to be hereunto affixed and attested by their duly authorized officers, all as of the date First above written.

                                   ENVIROTEST SYSTEMS CORP.



                                   By
                                     --------------------------------------

                                   Name
                                       ------------------------------------


                                   Title
                                        -----------------------------------

                                   INDIANA DEVELOPMENT FINANCE AUTHORITY


                                   By
                                     ------------------------------------
                                     William H. King, Vice Chairman
(SEAL)


Attest:


- ----------------------------------
Amy L. Stewart, Executive Director




This instrument prepared by Bruce A. Polizotto, Ice Miller Donadio & Ryan, One American Square, Box 82001, Indianapolis, Indiana 46282.

STATE OF INDIANA    )
                    )  SS:
COUNTY OF MARION    )


     On this 27th day of June, 1996, before me, a notary public in and for said county and state, personally appeared F. Robert Miller, the President and Chief Executive Officer of Envirotest Systems Corp., to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say: That he is the President and Chief Executive Officer of Envirotest Systems Corp., the corporation described in and which executed the foregoing instrument; and that said instrument was signed and sealed on behalf of the said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 27th day of June, 1996.




                                       ---------------------------------------
                                                (Written Signature)




                                       ---------------------------------------
                                                (Printed Signature)


                                                   Notary Public

My commission expires:                        My county of residence:


              2/2/99                                   Hamilton
- -----------------------------------    ---------------------------------------

(Seal)

STATE OF INDIANA    )
                    )
                    )  SS:
COUNTY OF MARION    )


     On this _______ day of ________, 1996, before me, a notary public in and for said county and state, personally appeared William H. King, to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say: That he is the Vice Chairman of Indiana Development Finance Authority (the "Issuer"), the body corporate and politic described in and which executed the foregoing instrument; that he knows the seal of said Issuer; that the seal affixed to said instrument is the seal of said Issuer; that said instrument was signed and sealed on behalf of said Issuer; and the said Amy L. Stewart, Executive Director of the Issuer, acknowledged the execution of said instrument to be the voluntary act and deed of said Issuer by it voluntarily executed.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ______ day of ______, 1996.



                                       ---------------------------------------
                                                 (Written Signature)



                                       ---------------------------------------
                                                 (Printed Signature)

                                                    Notary Public

My commission expires:                          My county of residence:

- ----------------------------------     ---------------------------------------

(Seal)

                                    EXHIBIT A


                      THE INDUSTRIAL DEVELOPMENT FACILITIES


                             DESCRIPTION OF PROJECT


     Centralized inspection/maintenance program facilities located on five sites in Lake County, Indiana, one site in Porter County, Indiana, one site in Clark County, Indiana, and one site in Floyd County, Indiana, and all machinery, equipment and fixtures for the inspection and measurement of motor vehicle emissions necessary for such operation.






                                    EQUIPMENT

     All machinery, equipment, Fixtures and tangible personal property at any time used or intended to be used in connection with the performance of the IDEM Contract, including generally but not limited to the following:

     (a)  Dynamometers
     (b)  Vehicles
     (c)  Emissions Testing and Analysis Equipment
     (d)  Personal Computers and Printers
     (e)  TV Monitors
     (f)  Miscellaneous Computer Equipment
     (g)  Office Equipment
     (h)  Furniture
     (i)  Shop Equipment and Tools

                                  PROJECT SITES


     The Project Sites shall consist of eight parcels of land, of which five (which includes one leasehold) are to be located in Lake County, Indiana, one in Porter County, Indiana, one in Clark County, Indiana, and one in Floyd County, Indiana, with specific metes and bounds legal descriptions for each to be added hereto as acquired by the Company.













                             PERMITTED ENCUMBRANCES


                                 See Schedule II

                                    EXHIBIT B


                            ENVIROTEST SYSTEMS CORP.


                        FIRST MORTGAGE NOTE, SERIES 1996


     FOR VALUE RECEIVED, the undersigned, Envirotest Systems Corp. ("Company"), a corporation organized and existing under the laws of the State of Delaware and in good standing under the laws of the State of Indiana, hereby promises to pay to the order of the Indiana Development Finance Authority ("Issuer"), in immediately available funds, the principal sum of $14,345,000 and interest thereon, during the term of the Loan Agreement, Mortgage, Security Agreement and Financing Statement (the "Loan Agreement") dated as of June l, 1996 between Issuer and Company, commencing on March 31, 1997, and thereafter on a monthly basis in arrears on the last day of each month, a sum which will equal 1/3rd of the principal which will be due on the Series 1996 Bonds on each March 1, June 1, September l and December 1 of each year and a sum which will equal 1/3rd of the interest which will become due on the Series 1996 Bonds on each March l, June 1, September 1 and December l of each year (as hereinafter deemed), all subject to the credits described in the Loan Agreement and to the presence of other available money for such installment in the Bond Fund under the Trust Indenture (the "Indenture") dated as of June l, 1996 between the Issuer and Old National Trust Company, as Trustee (the "Trustee"). The Company's payment obligations hereunder are subject to release therefrom pursuant to the provisions of Section 10.8 of the Loan Agreement.

     Payments of both principal and interest are to be endorsed to the Trustee, and are to be made by the Trustee for the account of the Issuer pursuant to such endorsement by monthly depositing such amounts in the Bond Fund from the Revenue Fund. Such endorsement is to be made as security for the payment of the bonds designated "Indiana Development Finance Authority Taxable Economic Development Revenue Bonds, Series 1996 (Envirotest Systems Corp. Project)" (the "Series 1996 Bonds").

     This Note is issued pursuant to and secured by the Loan Agreement, and is entitled to the benefits, and is subject to the conditions thereof. The obligations of Company to make the payments required hereunder shall be absolute and unconditional without any defense or right of set-off, counterclaim or recoupment by reason of any default by Issuer under the Loan Agreement or under any other agreement between Company and Issuer or out of any indebtedness or liability at any time owing to the Company by the Issuer or for any other reason. Reference is hereby made to the Loan Agreement for a description of the property thereby mortgaged, the nature and extent of the security for such Notes and the rights of the holder thereof, the Company and the Issuer in respect thereof, and the provisions for amending the Loan Agreement, to all of which the holder hereof, by its acceptance hereof, assents.

     The principal of this Note is subject to prepayment prior to maturity in the manner stated in the Loan Agreement.

     In certain events the principal amount of this Note and a premium amount determined as set forth in the Loan Agreement and the interest accrued thereon to the date of prepayment may be prepaid at the option of the Company or shall be required to be prepaid as provided in the Loan Agreement. In certain events and in the manner set forth in the Loan Agreement, the Company shall be obligated to pay additional amounts, including the Breakage Amount or any other premium required to be paid upon the redemption of any portion of the Series 1996 Bonds.

     No recourse shall be had for the payment of the principal or prepayment price of, or interest on this Note, or for any claim based hereon or on the Loan Agreement, against any officer, director or stockholder, past, present or future, of Company as such, either directly or through Company, under any constitutional provision, statute or rule of law, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise.

     The Company hereby unconditionally waives diligence, presentment, protest, notice of dishonor and notice of default of the payment of any amount at any time payable to the Issuer under or in connection with this Note. All amounts payable hereunder are payable with reasonable attorneys fees and costs of collection and without relief from valuation and appraise the laws.

     In any case where the date of payment hereunder shall be a Saturday, Sunday or a legal holiday or a day on which banking institutions are authorized by law to close, then such payment shall be made on the next succeeding business day with the same force and effect as if made on the date of payment hereunder.

     All terms used in this Note which are deemed in the Loan Agreement shall have the assigned to them in the Loan Agreement.

     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and attested by its duly authorized officers on this ____ day of June, 1996.


                                       ENVIROTEST SYSTEMS CORP.



                                       By
                                        ----------------------------------
(SEAL)

Attest:

- ----------------------------------

                                   ENDORSEMENT


     Pay, without recourse, to Old National Trust Company, as Trustee under the Trust Indenture dated as of June 1, 1996, from the undersigned.



                                       INDIANA DEVELOPMENT FINANCE
                                        AUTHORITY




                                       By
                                        ----------------------------------
                                        William H. King, Vice Chairman


(SEAL)


Attest:



- ----------------------------------
Amy L. Stewart, Executive Director

                                    EXHIBIT C
                       FORM OF AMENDMENT TO Loan Agreement

                  AMENDMENT NO. --- TO LOAN AGREEMENT MORTGAGE.
                   SECURITY AGREEMENT AND FINANCING STATEMENT

     THIS AMENDMENT NO. ___TO Loan Agreement, MORTGAGE, SECURITY AGREEMENT AND
FINANCING AGREEMENT, dated as of this ___ day of 199    , is made by and between
ENVIROTEST SYSTEMS CORP., a Delaware corporation (hereinafter referred to as "Company") and INDIANA DEVELOPMENT FINANCE AUTHORITY, a body corporate and politic, duly organized and validly existing under the laws of the State of Indiana (hereinafter referred to as "Issuer").

                                WITNESSETH THAT:

     WHEREAS, the Company has executed and delivered in favor of the Issuer that certain Loan Agreement, Mortgage, Security Agreement and Financing Statement, dated as of June 1, 1996, thereby securing, in part, a certain First Mortgage Note, Series 1996, made by Company in favor of and payable to Issuer, in the aggregate principal amount of $14,345,000.00 (hereinafter referred to as the "Loan Agreement"), which Loan Agreement [is attached hereto as EXHIBIT A and incorporated herein by this reference] or [was recorded as an EXHIBIT A to Instrument No. __________ recorded on _____________ 199__ in the office of the Recorder of _______________ County, Indiana]; and

     WHEREAS, pursuant to Section 6.1 of the Loan Agreement, as interests in the Project Sites are acquired by Company with the proceeds of the Series 1996 Bonds, the Company is required to subject such acquired Project Sites to the lien of the Loan Agreement; and

     WHEREAS, the Company, contemporaneously herewith, has acquired a Project Site situated in ________ County, Indiana, such Project Site being more particularly described on EXHIBIT B attached hereto and incorporated herein by this reference, and desires to subject such acquired Project Sites to the lien of the Loan Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises, and the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby mortgages and warrants to the Issuer all of its right, title and interest in and to the Project Site described on EXHIBIT B attached hereto and in all supplements and additions thereto, as more particularly described in the Granting Clauses of the Loan Agreement; subject, however, to Permitted Encumbrances.

     The Company intends that the lien of the Loan Agreement, as supplemented by this Amendment No. ____, shall attach to and encumber the Project Site situated in ________ County, Indiana and more particularly described on EXHIBIT B attached hereto as if the same were originally described on EXHIBIT A attached to the Loan Agreement.

     All terms used herein which begin with the initial letter capitalized shall have the same meanings herein as assigned to them in the Loan Agreement.

     Except as modified herein, all terms and conditions of the Loan Agreement, [as previously supplemented by Amendment Nos. __, __, and __ thereto,] except as modified herein, shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company has caused this Amendment No. ___ to be duly executed and attested by its duly authorized officers as of the day, month and year first above written.

                                       ENVIROTEST SYSTEMS CORP.

                                       By:
                                          ---------------------------------
                                          (signature)

                                       Its:
                                           --------------------------------
                                           (printed name and title)

(SEAL)

ATTEST:

By:
   ---------------------------------
   (signature)

Its:
    --------------------------------
    (printed name and title)





                                       INDIANA DEVELOPMENT FINANCE
                                       AUTHORITY

                                       By:
                                          ---------------------------------
                                          (signature)

                                       Its:
                                           --------------------------------
                                           (printed name and title)
(SEAL)

ATTEST:

By:
   ---------------------------------
   (signature)

Its:
    --------------------------------
    (printed name and title)

STATE OF INDIANA    )
                    ) SS:
COUNTY OF MARION    )


     On this ______ day of _____________, 199__, before me, a Notary Public in and for said County and State, personally appeared _______________________, the ____________ of Envirotest Systems Corp., to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say: That he is the _______________________ of Envirotest Systems Corp., the corporation described in and which executed the foregoing instrument; and that said instrument was signed and sealed on behalf of the said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this
______ day of _____________________ 199    .


                                       ------------------------------------
                                        (Written Signature)

                                       ------------------------------------
                                        (Printed Signature)

                                             Notary Public


My commission expires:                  My county of residence:

- ------------------------------------   ------------------------------------


(Seal)

STATE OF INDIANA    )
                    )  SS:
COUNTY OF MARION    )


     On this _______ day of____________ 199___, before me, a Notary Public in and for said County and State, personally appeared , to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say: That he is the _____________ of Indiana Development Finance Authority (the "Issuer"), the body corporate and politic described in and which executed the foregoing instrument; that he knows the seal of said Issuer; that the seal affixed to said instrument is the seal of said Issuer; that said instrument was signed and sealed on behalf of said Issuer; and the said ________________, ______________ of the Issuer, acknowledged the execution of said instrument to be the voluntary act and deed of said Issuer by it voluntarily executed.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ______ day of ____________________,199_____.





                                       ------------------------------------
                                             (Written Signature)


                                       ------------------------------------
                                             (Printed Signature)


                                              Notary Public

My commission expires:                 My county of residence:

- ------------------------------------   -------------------------------------

(Seal)



This instrument was prepared by, and after recordation should be returned to, Bruce A. Pollzotto, Attorney, Ice Miller Donadio & Ryan, One American Square, Box 82001, Indianapolis, Indiana 46282-0002, telephone (317) 236-2295.

                                    EXHIBIT D
                                FORM OF AMENDMENT

                      AMENDMENT NO. --- TO TRUST INDENTURE

     THIS AMENDMENT NO. ___TO TRUST INDENTURE, dated as of this __ day of __________ 199_, is made by and between INDIANA DEVELOPMENT FINANCE AUTHORITY, a body corporate and politic, duly organized and validly existing under the laws of the State of Indiana (hereinafter referred to as "Issuer"), and OLD NATIONAL TRUST COMPANY, a chartered corporate trust company (hereinafter referred to as "Trustee").
                                WITNESSETH THAT:
     WHEREAS, ENVIROTEST SYSTEMS CORP. (the "Company") has executed and delivered in favor of the Issuer that certain Loan Agreement, Mortgage, Security Agreement and Financing Statement, dated as of June 1, 1996, thereby securing, in part, a certain First Mortgage Note, Series 1996, made by Company in favor of and payable to Issuer, in the aggregate principal amount of $14,345,000.00 (hereinafter referred to as the "Loan Agreement"); and

     WHEREAS, by the terms of a Trust Indenture, dated as of June 1, 1996, the Issuer has agreed to assign its interests in the Mortgaged Property (as deemed in the Loan Agreement), which Mortgaged Property includes the Project Sites, to the Trustee for the benefit of the owners of the Series 1996 Bonds (the "Indenture") which Indenture [is attached hereto as EXHIBIT A and incorporated herein by this reference] or [was recorded as an EXHIBIT A to Instrument No. __________ recorded on _____________ 199 in the office of the Recorder of
_______________ County, Indiana]; and

     WHEREAS, pursuant to Section 6. l of the Loan Agreement, as interests in the Project Sites are acquired by Company with the proceeds of the Series 1996 Bonds, the Company is required to subject such acquired Project Sites to the lien of the Loan Agreement; and

     WHEREAS, the Issuer is required by the Loan Agreement to assign its interests in the Project Sites to the Trustee as the Project Sites are acquired pursuant to the Indenture and any amendments thereto; and

     WHEREAS, the Company, contemporaneously herewith, has acquired a Project Site situated in ________ County, Indiana, such Project Site being more particularly described on EXHIBIT B attached hereto and incorporated herein by this reference and has subjected such Project Sites to the lien of the Loan Agreement pursuant to an Amendment to the Loan Agreement, and the Issuer now desires to assign its interests in the lien of the Loan Agreement to the Trustee pursuant to the Indenture and this Amendment thereto.

     NOW, THEREFORE, in consideration of the foregoing premises, and the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer hereby assigns, to the Trustee all of its right, title and interest in and to the Project Site described on EXHIBIT B attached hereto and in all supplements and additions thereto, as more particularly described in the Granting Clauses of the Indenture; subject, however, to Permitted Encumbrances.

     The Issuer intends that its interests in the lien of the Loan Agreement be assigned pursuant to the Indenture, as supplemented by this Amendment No. ____, and such lien in favor of the Trustee shall attach to and encumber the Project Site situated in ________ County, Indiana and more particularly described on EXHIBIT B attached hereto as if the same were originally described on EXHIBIT A attached to the Indenture.

     All terms used herein which begin with the initial letter capitalized shall have the same meanings herein as assigned to them in the Indenture.

     Except as modified herein, all terms and conditions of the Indenture, [as previously supplemented by Amendment Nos. __, __, and __ thereto,] except as modified herein, shall remain in full force and effect.

     IN WITNESS WHEREOF, the Issuer has caused this Amendment No. ___ to be duly executed and attested by its duly authorized officers as of the day, month and year first above written.

                                       INDIANA DEVELOPMENT FINANCE
                                       AUTHORITY

                                       By:
                                          ---------------------------------
                                          (signature)

                                       Its:
                                           --------------------------------
                                           (printed name and title)

(SEAL)

ATTEST:


By:
   ----------------------------------
   (signature)

Its:
    --------------------------------
    (printed name and title)


                                       OLD NATIONAL TRUST COMPANY

                                       By:
                                          ---------------------------------
                                          (signature)

                                       Its:
                                           --------------------------------
                                           (printed name and title)
(SEAL)

ATTEST:


By:
   ---------------------------------
   (signature)

Its:
    --------------------------------
    (printed name and title)

STATE OF INDIANA    )
                    )  SS:
COUNTY OF MARION    )


     On this ______ day of _______________, 199__ before me, a Notary Public in and for said County and State, personally appeared ________________________, the of Old National Trust Company, to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say: That he is the _______________________ of Old National Trust Company, the corporation described in and which executed the foregoing instrument; and that said instrument was signed and sealed on behalf of the said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ______ day of ____________________, 199___.


                                       -----------------------------------
                                        (Written Signature)


                                       -----------------------------------
                                        (Printed Signature)

                                             Notary Public


My commission expires:                  My county of residence:

- -----------------------------------    -----------------------------------


(Seal)

STATE OF INDIANA    )
                    )  SS:
COUNTY OF MARION    )


     On this _______ day of ___________________, 199__, before me, a Notary
Public in and for said County and State, personally appeared __________________, to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say: That he is the ___________ of Indiana Development Finance Authority (the "Issuer"), the body corporate and politic described in and which executed the foregoing instrument; that he knows the seal of said Issuer; that the seal affixed to said instrument is the seal of said Issuer; that said instrument was signed and sealed on behalf of said Issuer; and the said _______________, _____________ of the Issuer, acknowledged the execution of said instrument to be the voluntary act and deed of said Issuer by it voluntarily executed.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ______ day of _________________, 199___.



                                       -----------------------------------
                                        (Written Signature)

                                       -----------------------------------
                                        (Printed Signature)

                                             Notary Public

My commission expires:                 My county of residence:

- -----------------------------------    -----------------------------------


(Seal)


This instrument was prepared by, and after recordation should be returned to, Bruce A. Polizotto, Attorney, Ice Miller Donadio & Ryan, One American Square, Box 82001, Indianapolis, Indiana 46282-0002, telephone (317-236-2295.

                                   SCHEDULE I

                 DESCRIPTION OF PENDING OR THREATENED LITIGATION
                                 AGAINST COMPANY

     Pursuant to Section 2.2 (g) hereof, the Company is unaware of any threatened actions, suits or proceedings which, individually or in the aggregate, might result in a material adverse change in the financial condition of the Company and its subsidiaries taken as a whole or might impair the ability of the Company to perform its obligations under this Loan Agreement or the Series 1996 Note.